                                                                       (Secured)


================================================================================



                               TERM LOAN AGREEMENT



                          dated as of December 21, 2001



                                      among


                  RD WOONSOCKET ASSOCIATES LIMITED PARTNERSHIP

                                       and

                  RD BLOOMFIELD ASSOCIATES LIMITED PARTNERSHIP,
                       jointly and severally, as Borrower,


                     THE DIME SAVINGS BANK OF NEW YORK, FSB,
                                   as Lender,


                                       and


                     THE DIME SAVINGS BANK OF NEW YORK, FSB,
                             as Administrative Agent




================================================================================

                  TERM LOAN AGREEMENT dated as of December 21, 2001 among RD WOONSOCKET ASSOCIATES LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the State of Delaware ("Woonsocket") and RD BLOOMFIELD ASSOCIATES LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the State of Delaware ("Bloomfield"), jointly and severally (Woonsocket and Bloomfield, collectively, "Borrower"), THE DIME SAVINGS BANK OF NEW YORK, FSB (in its individual capacity and not as Administrative Agent, "The Dime"), the other lenders (if any) signatory hereto and THE DIME SAVINGS BANK OF NEW YORK, FSB, as administrative agent for Lenders (in such capacity, together with its successors in such capacity, "Administrative Agent"; The Dime, the other lenders (if any) signatory hereto and such other lenders who from time to time become Lenders pursuant to Section
3.07 or 11.05, each a "Lender" and collectively, "Lenders").

                  Borrower desires that Lenders extend credit as provided herein, and Lenders are prepared to extend such credit. Accordingly, Borrower, Administrative Agent and each Lender agree as follows:

                                   ARTICLE I

                      DEFINITIONS AND CONSTRUCTION OF TERMS

                  Section 1.01 Definitions. As used in this Agreement the following terms have the following meanings:

                  "Additional Costs" has the meaning specified in Section 3.01.

                  "Administrative Agent" has the meaning specified in the preamble.

                  "Administrative Agent's Office" means Administrative Agent's office located as set forth on its signature page hereof, or such other address in the United States as Administrative Agent may designate by notice to Borrower and Lenders.

                  "Affected Lender" has the meaning specified in Section 3.07.

                  "Affected Loan" has the meaning specified in Section 3.04.

                  "Affiliate" means, with respect to any Person (the "first Person"), any other Person (1) which directly or indirectly controls, or is controlled by, or is under common control with the first Person or (2) 10% or more of the beneficial interest in which is directly or indirectly owned or held by the first Person. The term "control" means the possession, directly or indirectly, of the power, alone, to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Applicable Interest Rate" shall mean the "LIBOR Based Rate", except as to all or any portions of the Principal Amount to which the LIBOR Based Rate is not or cannot pursuant to the terms hereof be applicable, which portions shall bear interest at the Prime Based Rate in accordance with Section
2.11 of this Agreement.

                  "Applicable Lending Office" means, for each Lender and for its LIBOR Loan or Prime Based Loan, as applicable, the lending office of such Lender (or of an Affiliate of such Lender) designated as such on its signature page hereof or in the applicable Assignment and Assumption Agreement, or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and Borrower as the office by which its LIBOR Loan or Prime Based Loan, as applicable, is to be made and maintained.

                  "Assignee" has the meaning specified in Section 11.05.

                  "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement, substantially in the form of EXHIBIT C, pursuant to which a Lender assigns and an Assignee assumes rights and obligations in accordance with Section 11.05.

                  "Authorization Letter" means a letter agreement executed by Borrower in the form of EXHIBIT A.

                  "Bloomfield Town Square Property" means the real property owned by Borrower located in Bloomfield Hills, Michigan.

                  "Borrower" has the meaning specified in the preamble.

                  "Borrower's Accountants" means Ernst & Young, LLP, or such other accounting firm(s) selected by Borrower and reasonably acceptable to Administrative Agent.

                  "Business Day" means (1) any day on which commercial banks are not authorized or required to close in New York City and (2) whenever such day relates to a LIBOR Loan, an Interest Period with respect to a LIBOR Loan, or notice with respect to a LIBOR Loan, a day on which dealings in Dollar deposits are also carried out in the London interbank market and banks are open for business in London.

                  "Code" means the Internal Revenue Code of 1986.

                  "Debt" means (1) indebtedness or liability for borrowed money, or for the deferred purchase price of property or services (including trade obligations), (2) obligations as lessee under Capital Leases, (3) current liabilities in respect of unfunded vested benefits under any Plan, (4) obligations in respect of letters of credit issued for the account of any Person, (5) all obligations arising under bankers' or trade acceptance facilities, (6) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase any of the items included in this definition, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss, (7) all obligations secured by any Lien on property owned by the Person whose Debt is being measured, whether or not the obligations have been assumed and (8) all obligations under any agreement providing for contingent participation or other hedging mechanisms with respect to interest payable on any of the items described above in this definition.

                  "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

                  "Default Rate" means a rate per annum equal to (1) with respect to Prime Based Loans, a variable rate 4% above the rate of interest then in effect thereon and (2) with respect to LIBOR Loans, a fixed rate 4% above rate(s) of interest in effect thereon at the time of Event of Default until the end of the then current Interest Period therefor and, thereafter, a variable rate 4% above the rate of interest for a Prime Based Loan.

                  "Dollars" and the sign "$" mean lawful money of the United States.

                  "Engineering Consultant" means Cashin Associates, P.C. or other firm designated by Administrative Agent from time to time for any Property.

                  "Environmental Discharge" means any discharge or release of any Hazardous Materials in violation of any applicable Environmental Law.

                  "Environmental Law" means any applicable Law relating to pollution or the environment, including Laws relating to noise or to emissions, discharges, releases or threatened releases of Hazardous Materials into the work place, the community or the environment, or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

                  "Environmental Notice" means any written complaint, order, citation or notice from any Person (1) affecting or relating to Borrower's compliance with any Environmental Law in connection with any activity or operations at any time conducted by Borrower, (2) relating to (a) the existence of any Hazardous Materials contamination or Environmental Discharges or threatened Hazardous Materials contamination or Environmental Discharges at any of Borrower's locations or facilities or (b) remediation of any Environmental Discharge or Hazardous Materials at any such location or facility or any part thereof or (3) relating to any violation or alleged violation by Borrower of any relevant Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, including the rules and regulations promulgated thereunder.

                  "ERISA Affiliate" means any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Borrower, or any trade or business which is under common control (within the meaning of Section 414(c) of the Code) with Borrower, or any organization which is required to be treated as a single employer with Borrower under Section 414(m) or 414(o) of the Code.

                  "Event of Default" has the meaning specified in Section 8.01.

                  "Extended Maturity Date" means April 1, 2006.

                  "Federal Funds Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions as published by the Federal Reserve Bank of New York for such day or, for any day that is not a banking day in New York City, for the immediately preceding banking day.

                  "GAAP" means generally accepted accounting principles in the United States as in effect from time to time, consistently applied.

                  "Good Faith Contest" means the contest of an item if (1) the item is diligently contested in good faith, and, if appropriate, by proceedings timely instituted, (2) adequate reserves are established with respect to the contested item, (3) during the period of such contest, the enforcement of any contested item is effectively stayed and (4) the failure to pay or comply with the contested item during the period of the contest is not likely to (x) result in a Material Adverse Change or (y) have an adverse effect on the Mortgaged Property under any Mortgage or any part thereof, or on Lenders' interest therein.

                  "Governmental Approvals" means any authorization, consent, approval, license, permit, certification, or exemption of, registration or filing with or report or notice to, any Governmental Authority.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Hazardous Materials" means any pollutant, effluents, emissions, contaminants, toxic or hazardous wastes or substances, as any of those terms are defined from time to time in or for the purposes of any relevant Environmental Law, including asbestos fibers and friable asbestos, polychlorinated biphenyls, and any petroleum or hydrocarbon-based products or derivatives.

                  "Improvements" means, for each Property, all improvements now or hereafter located on such Property.

                  "Indemnity" means, for each Property, an agreement from Borrower and Principal of Borrower whereby, among other things, Lenders and Administrative Agent are indemnified regarding Hazardous Materials.

                  "Interest Period" means, with respect to any LIBOR Loan, the period commencing on the first Business Day of the month in which same is advanced, and ending on the last day of such calendar month. In the event the
Note is dated other than the first day of a month, the first interest period shall run from the date of the Note to the last day of the calendar month and the LIBOR Rate shall be set as of the date of the Note. In the event additional funds are advanced during an Interest Period such funds shall bear interest at the rate in effect at the commencement of the Interest Period during which such advance is made.

                  "Law" means any federal, state or local statute, law, rule, regulation, ordinance, order, code, or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment.

                  "Lender" and "Lenders" have the respective meanings specified in the preamble.

                  "Lender Reply Period" has the meaning specified in Section 11.02.

                  "LIBOR Based Rate" shall mean, the rate per annum (expressed as a percentage) determined by Administrative Agent to be equal to the sum of
(a) the quotient of the LIBOR Rate for the Interest Period in question divided by 1 minus the LIBOR Reserve Requirement (rounded up to the nearest 1/100 of 1%) and (b) .0185.

                  "LIBOR Rate" shall mean the thirty (30) day rate (rounded up to the nearest 1/16 of 1%) which appears on Page 3750 of the Telerate service (or such other page of such service containing the rate information now found on said Page 3750, or in the event Telerate ceases to provide such information, any successor or other service providing such information) at approximately 11:00 a.m. (London time) on the first Business Day of the applicable Interest Period, for deposits in immediately available funds, in lawful money of the United States, of amounts comparable to the LIBOR Loan in question for the same period of time as the Interest Period, all of the foregoing to be as determined by Administrative Agent in its sole discretion.

                  "LIBOR Loan" means all or any portion (as the context requires) of any Lender's Loan which shall accrue interest at the LIBOR Based Rate.

                  "LIBOR Reserve Requirement" means, for any LIBOR Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion U.S. Dollars against "Euro-Currency Liabilities", as such quoted term is used in Regulation D. Without limiting the effect of the foregoing, the LIBOR Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the LIBOR Rate is to be determined as provided in this Agreement or (b) any category of extensions of credit or other assets which includes loans the interest rate on which is determined on the basis of rates referred to in the definition of "LIBOR Rate" set forth above.

                  "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment for collateral purposes, deposit arrangement, lien (statutory or other), or other security agreement or charge of any kind or nature whatsoever of any third party (excluding any right of setoff but including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Law of any jurisdiction to evidence any of the foregoing).

                  "Loan" and "Loans" have the respective meanings specified in
Section 2.01.

                  "Loan Allocation" (i) $14,000,000 with respect to the Bloomfield Town Square Property and (ii) $12,000,000 with respect to the Walnut Hill Plaza Property.

                  "Loan Commitment" means, with respect to each Lender, the obligation to make a Loan in the principal amount set forth below (subject to change in accordance with the terms of this Agreement):

                                                            Loan
                            Lender                       Commitment
                            ------                       ----------
          The Dime                                      $26,000,000

                  "Loan Documents" means this Agreement, the Notes, the Mortgage and related Uniform Commercial Code financing statements for each Property, the Indemnity for each Property, the Authorization Letter and the Solvency Certificate.

                  "Major Lease" means any lease demising 10% or more of gross leasable area or more of the Improvements on any Property.

                  "Majority Lenders" means, at any time, those Lenders having Pro Rata Shares aggregating greater than 50%; provided, however, that during the existence of an Event of Default, the "Majority Lenders" shall be those Lenders holding greater than 66 2/3 of the then aggregate unpaid principal amount of the Loans.

                  "Material Adverse Change" means either (1) a material adverse change in the status of the business, results of operations, financial condition, property or prospects of Borrower or (2) any event or occurrence of whatever nature which is likely to (x) have a material adverse effect on the ability of Borrower to perform its obligations under the Loan Documents or (y) create, in the sole and absolute judgment (reasonably exercised) of Administrative Agent, a material risk of sale or forfeiture of any of the Mortgaged Property (other than an immaterial portion thereof) under any Mortgage or otherwise materially impair any of the Mortgaged Property under any Mortgage or Lenders' rights therein.

                  "Maturity Date" means January 1, 2007.

                  "Mortgage" means, for each Property, the Mortgage (or Deed of Trust), Assignment of Leases and Rents and Security Agreement in respect thereof, each dated the date hereof, from the respective Mortgagor for the benefit of Administrative Agent, as agent for Lenders, to secure the payment and performance of Borrower's obligations hereunder, under the Notes and otherwise in respect of the Loans.

                  "Mortgaged Property" means, for each Property, the Property, the Improvements thereon and all other property constituting the "Mortgaged Property", as said quoted term is defined in the applicable Mortgage.

                  "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Non-Excluded Taxes" has the meaning specified in Section
11.18.

                  "Note" and "Notes" have the respective meanings specified in
Section 2.07.

                  "Obligations" means each and every obligation, covenant and agreement of Borrower, now or hereafter existing, contained in this Agreement, and any of the other Loan Documents, whether for principal, reimbursement obligations, interest, fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor, including, but not limited to, all indebtedness, obligations and liabilities of Borrower to Administrative Agent and any Lender now existing or hereafter incurred under or arising out of or in connection with the Notes, this Agreement, the other Loan Documents, and any documents or instruments executed in connection therewith; in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of Borrower, under any instrument now or hereafter evidencing or securing any of the foregoing.

                  "Parent" means, with respect to any Lender, any Person controlling such Lender.

                  "Participant" and "Participation" have the respective meanings specified in Section 11.05.

                  "Payor" and "Required Payment" have the respective meanings specified in Section 9.12.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

                  "Premises Documents" means, for each Property, any REA for such Property and the other "Premises Documents," as such term is defined in the Mortgage for such Property.

                  "presence", when used in connection with any Environmental Discharge or Hazardous Materials, means and includes presence, generation, manufacture, installation, treatment, use, storage, handling, repair, encapsulation, disposal, transportation, spill, discharge and release.

                  "Prime Based Rate" shall mean the greater of (a) the Federal Funds Rate plus one-half of one percent (1/2%) or (b) the prime commercial lending rate as announced from time to time by The Dime plus one half of one percent (1/2%) per annum, each change in said rates to be effective as of the date of such change.

                  "Prime Based Loan" means all or any portion (as the context requires) of a Lender's Loan which shall accrue interest at a rate determined in relation to the Prime Based Rate.

                  "Prime Rate" means that rate of interest from time to time announced by The Dime at its principal office in New York, New York as its prime commercial lending rate, it being understood that said "prime commercial lending rate" is a reference and does not necessarily represent the lowest or best rate being charged to customers.

                  "Principal Amount" means the aggregate principal amount advanced and outstanding under the Loan(s) from time to time.

                  "Principal of Borrower" means Acadia Realty Limited
Partnership.

                  "Property" means, respectively, each of Bloomfield Town Square Property and Walnut Hill Plaza Property.

                  "Pro Rata Share" means, for purposes of this Agreement and with respect to each Lender, a fraction, the numerator of which is the amount of such Lender's Loan Commitment and the denominator of which is the Total Loan Commitment.

                  "Prohibited Transaction" means any transaction proscribed by
Section 406 of ERISA or Section 4975 of the Code and to which no statutory or administrative exemption applies.

                  "Regulation D" and "Regulation U" mean, respectively, Regulation D and Regulation U of the Board of Governors of the Federal Reserve System.

                  "Regulatory Change" means, with respect to any Lender, any change after the date of this Agreement in federal, state, municipal or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any federal, state, municipal or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Release Price" means (i) with respect to the Bloomfield Town Square Property 105% of the Loan Allocation advanced and outstanding in respect thereof and (ii) with respect to the Walnut Hill Plaza Property 105% of the Loan Allocation advanced and outstanding in respect thereof. Upon a release, any undisbursed portion of the Loan Allocation for the Property released shall no longer be available.

                  "Relevant Documents" has the meanings specified in Section 10.02.

                  "Reportable Event" means any of the events set forth in
Section 4043(c) of ERISA, other than those events as to which the thirty (30) day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss. 2615.

                  "Required Lenders" means, at any time, those Lenders having Pro Rata Shares aggregating more than 50%; provided, however, that during the existence of an Event of Default, the "Required Lenders" shall be those Lenders holding at least 66-2/3% of the then aggregate unpaid principal amount of the Loans.

                  "Solvency Certificate" means a certificate in the form of EXHIBIT D.

                  "Solvent" means, when used with respect to any Person, that the fair value of the property of such Person, on a going concern basis, is greater than the total amount of liabilities (including, without limitation, contingent liabilities) of such Person.

                  "Substitute Lender" and "Substitution Notice" have the respective meanings specified in Section 3.07.

                  "Term Sheet" means that certain Term Sheet, dated as of September 12, 2001, between Administrative Agent and Borrower.

                  "The Dime" means The Dime Savings Bank of New York, FSB.

                  "this Agreement" means this Term Loan Agreement.

                  "Title Insurer" means, for each Property, the issuer(s) of the title insurance policy(ies) insuring the Mortgage thereon.

                  "Total Loan Commitment" means an amount equal to the aggregate amount of all Loan Commitments.

                  "United States" and "U.S." mean the United States of America.

                  "Walnut Hill Plaza Property" means the real property owned by Borrower located in Woonsocket, Rhode Island.

                  Section 1.02 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP.

                  Section 1.03 Computation of Time Periods. Except as otherwise provided herein, in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

                  Section 1.04 Rules of Construction. Except as provided otherwise, when used in this Agreement, (i) "or" is not exclusive, (ii) a reference to a Law includes any amendment, modification or supplement to, or replacement of, such Law, (iii) a reference to a Person includes its permitted successors and permitted assigns, (iv) all terms defined in the singular shall have a correlative meaning when used in the plural and vice versa, (v) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents, (vi) all references to Articles, Sections or Exhibits shall be to Articles, Sections and Exhibits of this Agreement unless otherwise indicated,
(vii) "hereunder", "herein", "hereof" and the like refer to this Agreement as a whole and (viii) all Exhibits to this Agreement shall be incorporated herein. Any table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction hereof.

                                   ARTICLE II

                                    THE LOANS

                  Section 2.01 The Loans. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make, and Borrower agrees to accept, a loan to Borrower (each such loan by a Lender, a "Loan"; such loans, collectively, the "Loans") in an amount equal to such Lender's Loan Commitment. The Loans shall be advanced in accordance with Section 2.04 upon Borrower's satisfaction of the conditions set forth in Section 4.01. The LIBOR Loan or the Prime Based Loan, as the case may be, of each Lender shall be maintained at such Lender's Applicable Lending Office.

                  Section 2.02 Nature of Lenders' Obligations. The obligations of Lenders under this Agreement are several, and no Lender shall be responsible for the failure of any other Lender to make any advance of a Loan to be made by such other Lender. However, the failure of any Lender to make any advance of the Loan to be made by it hereunder on the date specified therefor shall not relieve any other Lender of its obligation to make any advance of its Loan specified hereby to be made on such date.

                  Section 2.03 Purpose. Borrower shall use the proceeds of the Loans only for working capital and repayment of existing debt. In no event shall proceeds of the Loans be used, in whole or in part, for the purpose of purchasing or carrying "margin stock", as such quoted term is defined in Regulation U, or in connection with a hostile acquisition or for any illegal purpose.

                  Section 2.04 Procedures for Advances. Borrower shall submit to Administrative Agent a request for the advance of proceeds of the Loans (each, an "Advance", and the initial Advance made on the date hereof, the "Initial Advance") no later than 11:00 a.m. (New York time) on the date which is three
(3) Business Days, prior to the date the advance is to be made. Administrative Agent, upon its receipt and approval of the request for advance, will so notify all Lenders either by telephone or by facsimile. Not later than 10:00 a.m. (New York time) on the date set for such advance, each Lender shall, through its Applicable Lending Office and subject to the conditions of this Agreement, make the amount to be advanced by it on such day available to Administrative Agent, at Administrative Agent's Office and in immediately available funds for the account of Borrower. The amount so received by Administrative Agent shall, subject to the conditions of this Agreement, be made available to Borrower, in immediately available funds, by Administrative Agent's crediting an account of Borrower designated by Borrower in its request for advance. Each Advance made pursuant to this Agreement shall be in an amount at least equal to $5,000,000 and in integral multiples of $100,000. All Advances made pursuant to this Agreement must be made on or prior to the date which is twelve (12) months from the date hereof. The Initial Advance made pursuant to this Agreement shall be in an amount at least equal to $16,000,000. Amounts advanced hereunder and repaid shall not be readvanced.

                  Notwithstanding any other provisions hereof, the maximum amount available to be advanced hereunder shall be limited to $25,400,000 until such time as Administrative Agent has received reasonable evidence (the "Remediation Evidence") that applicable "Governmental Authorities", as hereinafter defined, are satisfied that the environmental conditions identified in the Phase I Environmental Assessment dated October 12, 2001 prepared by EMG have been remediated such that no further action is required. In the event the Remediation Evidence is not received by the first anniversary of the date hereof
(i) $600,000 shall be advanced from the Loan on said date and shall be deposited in an interest-bearing account with Administrative Agent to be held as additional collateral for the Loan until receipt of the Remediation Evidence and
(ii) the full amount of the Loan shall be available to be drawn subject to the satisfaction of the conditions of Section 4.01 hereof.

                  Section 2.05 Interest. Borrower shall pay interest to Administrative Agent for the account of the applicable Lender on the outstanding and unpaid principal amount of the Loans at the Applicable Interest Rate as follows:

                  (i) On the date hereof, interest on the Principal Amount from the date hereof to December 31, 2001;

                  (ii) Thereafter, commencing on January 1, 2002 and on the first day of each calendar month thereafter to the Maturity Date, interest on the Principal Amount at the Applicable Interest Rate;

                  (iii) On the Maturity Date the entire outstanding and unpaid principal balance of the Loan, together with all accrued and unpaid interest at the Applicable Interest Rate, shall become due and payable in full;

                  (iv) In addition to interest on the Principal Amount at the Applicable Interest Rate, as aforesaid, there shall be payable at the time of each such interest payment commencing on February 1, 2002, an amount, as calculated by Administrative Agent, sufficient to repay the aggregate amount actually advanced hereunder through said date in 300 equal installments, said amount the Monthly Principal Payment. The amount of the Monthly Principal Payment shall, based upon the foregoing, be adjusted to reflect additional advances as and when made hereunder and Administrative Agent shall notify Borrower of the new Monthly Principal Payment amount in writing before the first day of the next month following each additional advance.

                  The interest payable under this Agreement and the Notes shall be computed by Administrative Agent on the basis of a three hundred sixty (360) day year. Principal, interest, and all other sums payable under this Agreement and under the Notes shall be paid in lawful money of the United States in immediately available funds, free and clear of, and without deduction or offset for, any present or future taxes, levies, imposts, charges, withholdings, or liabilities with respect thereto, and free and clear of any and all other defenses, offsets, claims, counterclaims, credits or deductions of any kind.

                  Nothing in this Agreement or in any other Loan Document shall require the payment or permit the collection by Administrative Agent for the account of Lenders of interest in an amount exceeding the maximum amount permitted under applicable law in commercial mortgage loan transactions between parties of the character of the parties hereto (the "Maximum Interest Amount"). Borrower shall not be obligated to pay to said holder any interest in excess of the Maximum Interest Amount, and the amount of interest payable to said holder under the Loan Documents shall under no circumstance be deemed to exceed the Maximum Interest Amount. To the extent that any payment made to said holder under the Loan Documents would cause the amount of interest charged to exceed the Maximum Interest Amount, such payment shall be deemed a prepayment of principal as to which no notice shall be required, notwithstanding anything to the contrary in this Agreement, the Notes or in any other Loan Document, or, if the amount of excess interest exceeds the unpaid principal balance of the Loans, such excess shall be refunded to Borrower .

                  Accrued interest shall be due and payable in arrears upon and with respect to any payment or prepayment of principal on the first Business Day of each calendar month; provided, however, that interest accruing at the Default Rate shall be due and payable on demand.

                  Section 2.06 Notes. The Loan made by each Lender under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of Borrower in the form of EXHIBIT B, duly completed and executed by Borrower, in a principal amount equal to such Lender's Loan Commitment, payable to such Lender for the account of its Applicable Lending Office (each such note, as the same may hereafter be amended, modified, extended, severed, assigned, renewed or restated from time to time, including any substitute notes pursuant to Section 3.07 or 11.05, a "Note"; all such Notes, collectively, the "Notes"). The Notes shall mature, and all outstanding principal and accrued interest and other sums thereunder shall be paid in full, on the Maturity Date, as the same may be accelerated.

                  Each Lender is hereby authorized by Borrower to endorse on the schedule attached to the Note held by it, the amount of each advance and each payment of principal received by such Lender for the account of its Applicable Lending Office(s) on account of its Loan, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Loan made by such Lender. The failure by any Lender to make such notations with respect to its Loans or each advance or payment shall not limit or otherwise affect the obligations of Borrower under this Agreement or the Notes.

                  In case of any loss, theft, destruction or mutilation of any Lender's Note, Borrower shall, upon its receipt of an affidavit of an officer of such Lender as to such loss, theft, destruction or mutilation and an appropriate indemnification, execute and deliver a replacement Note to such Lender in the same principal amount and otherwise of like tenor as the lost, stolen, destroyed or mutilated Note.

                  Section 2.07 Prepayments. Borrower may prepay the Loans in whole or in part as specified below. During the first eighteen (18) months of the term of the Loans, Borrower may, upon ten (10) days' prior written notice, prepay the Loans in whole or in part subject to the payment of a prepayment charge equal to the greater of (i) 1% of the then-outstanding Principal Amount or (ii) any applicable Breakage Fees (as defined in Section 3.05 of this Agreement). From and after the nineteenth (19th) month through and including the Maturity Date of the Loan, Borrower may, upon ten (10) days prior written notice, prepay the Loan in whole or in part subject to the payment of a prepayment charge equal to any applicable Breakage Fees (any fee due and payable in connection with the prepayment of the Loans, hereinafter, a "Prepayment Charge"). Any notices of prepayment by Borrower shall be irrevocable.

                  Section 2.08 Method of Payment. Borrower shall make each payment under this Agreement and under the Notes not later than 11:00 a.m. (New York time) on the date when due in Dollars to Administrative Agent at Administrative Agent's Office in immediately available funds. Administrative Agent will thereafter, on the day of its receipt of each such payment, cause to be distributed to each Lender (i) such Lender's appropriate share (based upon the respective outstanding principal amounts and rate(s) of interest under the Notes of all Lenders) of the payments of principal and interest in like funds for the account of such Lender's Applicable Lending Office and (ii) fees payable to such Lender in accordance with the terms hereof. Payments by Borrower hereunder or under the Notes or other Loan Documents shall be made without setoff or counterclaim.

                  Except to the extent otherwise provided herein, whenever any payment to be made hereunder or under the Notes is due on any day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and other fees, as the case may be.

                  Section 2.09 Application of Payments. All payments made under this Agreement and under the Notes other than with respect to Breakage Fees (as hereinafter defined) shall be applied as follows: first, to the payment of interest on the principal balance outstanding hereunder from time to time; second, to the payment of sums payable by Borrower to Administrative Agent for the account of Lenders under any Loan Document other than on account of principal and interest; and third, to the payment of principal.

                  Section 2.10 Applicable Interest Rate. Borrower shall, subject to the terms and conditions hereinafter set forth, pay interest on the Principal Amount at the LIBOR Based Rate. All or any portions of the Principal Amount to which the LIBOR Based Rate is not or cannot pursuant to the terms hereof be applicable shall bear interest at the Prime Based Rate.

                  Notwithstanding anything herein to the contrary, if, at the time of or prior to the determination of the LIBOR Based Rate, the Administrative Agent determines (which determination shall be conclusive) that
(i) by reason of circumstances affecting the London interbank market generally, adequate and fair means do not or will not exist for determining the LIBOR Based Rate applicable to an Interest Period or (ii) the LIBOR Rate, as determined by Administrative Agent, will not accurately reflect the cost to Administrative Agent of making or maintaining the Loan (or any portion thereof) at the LIBOR Based Rate, then Administrative Agent shall give Borrower prompt notice thereof, and the Principal Amount in question shall bear interest, or continue to bear interest, as the case may be, at the Prime Based Rate. If at any time subsequent to the giving of such notice, Administrative Agent determines that because of a change in circumstances the LIBOR Based Rate is again available to Borrower hereunder, Administrative Agent shall so advise Borrower and, within two (2) Business Days, the rate of interest payable hereunder shall be converted from the Prime Based Rate to the LIBOR Based Rate.

                  Section 2.11 Late Payment Premium. If all or a portion of any monthly payment required to be made to Administrative Agent for the account of Lenders (whether pursuant to this Agreement, the Notes or any other Loan Document) is not received on or before the tenth day after the date such payment is due (without reference to any grace period provided for in the Loan Documents), a late charge of four percent (4%) of the amount so overdue ("Late Charge") shall immediately be due to Administrative Agent for the account of Lenders. Any such Late Charge shall be secured by the security for the Loan, shall be paid no later than the due date of the next subsequent installment of interest payable under this Agreement and the Notes and, if not so paid, shall bear interest at the rate then in effect with respect to the Principal Amount as set forth in this Agreement. In addition, if Borrower shall fail to make timely payment in full of any sum payable under this Agreement, the Notes or any of the Loan Documents, Borrower shall pay all costs of collection, including, but not limited to, reasonable attorneys' fees and disbursements, whether or not suit is filed hereon. Notwithstanding anything to the contrary in this paragraph, the Late Charge shall not be applied to any portion of the Principal Amount due and payable on the Maturity Date (or, if the Maturity Date is extended, the Extended Maturity Date), which is overdue and not received.

                                  ARTICLE III

                       YIELD PROTECTION; ILLEGALITY; ETC.

                  Section 3.01 Additional Costs. Borrower shall pay directly to each Lender from time to time on demand such amounts as such Lender may determine to be necessary to compensate it for any increased costs which such Lender determines are attributable to its making or maintaining a LIBOR Loan, or its obligation to make or maintain a LIBOR Loan, or if a Prime Based Loan must be converted into a LIBOR Loan in accordance with Section 2.11 of this Agreement, or any reduction in any amount receivable by such Lender hereunder in respect of its LIBOR Loan or such obligations (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), in each case resulting from any Regulatory Change which:

                  (1) changes the basis of taxation of any amounts payable to such Lender under this Agreement or the Notes in respect of any such LIBOR Loan (other than changes in the rate of general corporate, franchise, branch profit, net income or other income tax imposed on such Lender or its Applicable Lending Office by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

                  (2) (other than to the extent the LIBOR Reserve Requirement is taken into account in determining the LIBOR Rate at the commencement of the applicable Interest Period) imposes or modifies any reserve, special deposit, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including any LIBOR Loan), or any commitment of such Lender (including such Lender's Loan Commitment hereunder); or

                  (3) imposes any other condition affecting this Agreement or the Notes (or any of such extensions of credit or liabilities).

                  Without limiting the effect of the provisions of the first paragraph of this Section, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of such Lender which includes loans based on the LIBOR Rate or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to Borrower (with a copy to Administrative Agent), the obligation of such Lender to maintain the Loan (or portions thereof) at the LIBOR Based Rate (and Borrower's right to request same) shall be suspended (in which case the provisions of Section 3.04 shall be applicable) until such Regulatory Change ceases to be in effect.

                  Determinations and allocations by a Lender for purposes of this Section of the effect of any Regulatory Change pursuant to the first or second paragraph of this Section, on its costs or rate of return of making or maintaining its Loan or portions thereof or on amounts receivable by it in respect of its Loan or portions thereof, and the amounts required to compensate such Lender under this Section, shall be conclusive absent manifest error.

                  Notwithstanding any other provisions in the Note or this Agreement to the contrary, if the Additional Costs to Borrower pursuant to this
Section 3.01 exceed 1% per annum, Borrower shall have the right to prepay this Loan during the first eighteen (18) months from the date hereof without a Prepayment Charge.

                  Section 3.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if on or prior to the determination of the LIBOR Rate for any Interest Period:

                  (1) Administrative Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Rate" in Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for the LIBOR Loans as provided herein; or

                  (2) a Lender determines (which determination shall be conclusive) and promptly notifies Administrative Agent that the relevant rates of interest referred to in the definition of "LIBOR Interest Rate" in Section 1.01 upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined do not adequately cover the cost to such Lender of making or maintaining such LIBOR Loan for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof, and so long as such condition remains in effect, Lenders (or, in the case of the circumstances described in clause (2) above, the affected Lender) shall be under no obligation to maintain the Loan at the LIBOR Based Rate and Borrower shall, on the last day of the then current Interest Period for the affected outstanding LIBOR Loans, either (x) prepay the affected LIBOR Loans or (y) convert the affected LIBOR Loans into Prime Based Loans in accordance with Section 2.11.

                  Section 3.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain a LIBOR Loan hereunder, to convert a Prime Based Loan into a LIBOR Loan in accordance with Section 2.11, then such Lender shall promptly notify Administrative Agent and Borrower thereof and such Lender's obligation to make or maintain a LIBOR Loan or to convert its Prime Based Loan into a LIBOR Loan shall be suspended (in which case the provisions of Section 3.04 shall be applicable) until such time as such Lender may again make and maintain a LIBOR Loan.

                  Section 3.04 Treatment of Affected Loans. If the obligations of any Lender to make or maintain a LIBOR Loan or to convert a Prime Based Loan into a LIBOR Loan, are suspended pursuant to Sections 3.01 or 3.03 (each LIBOR Loan so affected being herein called an "Affected Loan"), such Lender's Affected Loan shall be automatically converted into a Prime Based Loan on the last day of the then current Interest Period for the Affected Loan.

                  To the extent that such Lender's Affected Loan has been so Converted (or the interest rate thereon so converted), all payments and prepayments of principal which would otherwise be applied to such Lender's Affected Loan shall be applied instead to its Prime Based Loan. If subsequent to such suspension and conversion to a Prime Based Loan the reasons for such suspension have ceased to be in effect, Administrative Agent will so advise Borrower and, within two (2) Business Days, the rate of interest payable under this Agreement and the Notes with respect to the Principal Amount bearing interest at the Prime Based Rate shall be converted to the LIBOR Based Rate.

                  Section 3.05 Certain Compensation. Borrower shall pay to Administrative Agent, immediately upon request and notwithstanding contrary provisions contained in the Mortgage or other Loan Documents, such amounts (the "Breakage Fee") as shall, in the conclusive judgment of Administrative Agent, compensate Administrative Agent for the account of Lenders for any loss, cost or expense incurred by it as a result of (i) any payment or prepayment (under any circumstances whatsoever, whether voluntary or involuntary) of any portion of the Principal Amount bearing interest at the LIBOR Based Rate on a date other than the last day of an applicable Interest Period or (ii) the conversion (for any reason whatsoever, whether voluntary or involuntary) of the rate of interest payable hereunder from the LIBOR Based Rate, on a date other than the last day of an applicable Interest Period, which amounts shall include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest that would have accrued at the LIBOR Based Rate on the amount so prepaid, converted, not advanced or not borrowed, as the case may be, for the period from the date of occurrence to the last day of the applicable Interest Period over
(y) the amount of interest (as determined in good faith by Administrative Agent) that Administrative Agent for the account of Lenders would have paid to Borrower (and other customers) on a deposit placed by Administrative Agent with leading banks in the London interbank market for an amount comparable to the amount so prepaid, converted, not advanced or not borrowed, as the case may be, for the period from the date of occurrence to the last day of the applicable Interest Period.

                  Section 3.06 Capital Adequacy. If any Lender shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender (or its Parent) as a consequence of such Lender's obligations hereunder to a level below that which such Lender (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within fifteen (15) days after demand by such Lender (with a copy to Administrative Agent), Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its Parent) for such reduction. A certificate of any Lender claiming compensation under this Section, setting forth in reasonable detail the basis therefor, shall be conclusive absent manifest error.

                  Section 3.07 Substitution of Lenders. If any Lender (an "Affected Lender") (i) makes demand upon Borrower for (or if Borrower is otherwise required to pay) Additional Costs pursuant to Section 3.01 or (ii) gives notice to Borrower that such Lender is unable to make or maintain a LIBOR Loan as a result of a condition described in Section 3.03 or clause (2) of
Section 3.02, Borrower may, within ninety (90) days of receipt of such demand or notice (or the occurrence of such other event causing Borrower to be required to pay Additional Costs or causing Section 3.03 or clause (2) of Section 3.02 to be applicable), as the case may be, give notice (a "Substitution Notice") to Administrative Agent and to each Lender of Borrower's intention either (x) to prepay in full the Affected Lender's Note and to terminate the Affected Lender's entire Loan Commitment or (y) to replace the Affected Lender with another financial institution (a "Substitute Lender") designated in such Substitution Notice.

                  In the event Borrower opts to give the notice provided for in clause (x) above, and if the Affected Lender shall not agree within thirty (30) days of its receipt thereof to waive the payment of the Additional Costs in question or the effect of the circumstances described in Section 3.03 or clause
(2) of Section 3.02, then, so long as no Default or Event of Default shall exist, Borrower may terminate the Affected Lender's entire Loan Commitment, provided that in connection therewith it pays to the Affected Lender all outstanding principal and accrued and unpaid interest under the Affected Lender's Note, together with all other amounts, if any, due from Borrower to the Affected Lender, including all amounts properly demanded and unreimbursed under this Article III.

                  In the event Borrower opts to give the notice provided for in clause (y) above, and if (A) Administrative Agent shall, within thirty (30) days of its receipt of the Substitution Notice, notify Borrower and each Lender in writing that the proposed Substitute Lender is reasonably satisfactory to Administrative Agent and (B) the Affected Lender shall not, prior to the end of such thirty (30)-day period, agree to waive the payment of the Additional Costs in question or the effect of the circumstances described in Section 3.03 or clause (2) of Section 3.02, then the Affected Lender shall, so long as no Default or Event of Default shall exist, assign its Note and all of its rights and obligations under this Agreement to the Substitute Lender, and the Substitute Lender shall assume all of the Affected Lender's rights and obligations, pursuant to an agreement, substantially in the form of an Assignment and Assumption Agreement, executed by the Affected Lender and the Substitute Lender. In connection with such assignment and assumption, the Substitute Lender shall pay to the Affected Lender an amount equal to the outstanding principal amount under the Affected Lender's Note plus all interest accrued thereon, plus all other amounts, if any (other than the Additional Costs in question), then due and payable to the Affected Lender; provided, however, that prior to or simultaneously with any such assignment and assumption, Borrower shall have paid to such Affected Lender all amounts properly demanded and unreimbursed under this Article III. Upon the effective date of such assignment and assumption and the payment by the Substitute Lender to Administrative Agent of a fee, for Administrative Agent's own account, in the amount of $3,500, the Substitute Lender shall become a party to this Agreement and shall have all the rights and obligations of a Lender as set forth in such Assignment and Assumption Agreement, and the Affected Lender shall be released from its obligations hereunder, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this Section, a substitute Note shall be issued to the Substitute Lender by Borrower, in exchange for the return of the Affected Lender's Note. The obligations evidenced by such substitute note shall constitute "Obligations" for all purposes of this Agreement and the other Loan Documents and shall be secured by the Mortgages. In connection with Borrower's execution of substitute notes as aforesaid, Borrower shall deliver to Administrative Agent such evidence of the due authorization, execution and delivery of the substitute notes and any related documents as Administrative Agent may reasonably request. If the Substitute Lender is not incorporated under the Laws of the United States or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 9.13. Each Substitute Lender shall be deemed to have made the representations contained in, and shall be bound by the provisions of, Section 9.13.

                  Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall be reasonably required in connection with and to effectuate the foregoing.

                  Section 3.08 "Lender" to Include Participants. For purposes of Sections 3.01 through 3.06 and of the definition of "Additional Costs", the term "Lender" shall, at each Lender's option, be deemed to include such Lender's present and future Participants in its Loan to the extent of each such Participant's actual Additional Costs or other losses, costs or expenses payable pursuant to this Article III.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                  Section 4.01 Conditions Precedent. The obligations of Lenders hereunder and the obligation of each Lender to advance the proceeds of the Loans are subject to the condition precedent that Administrative Agent shall have received and approved on or before the date hereof each of the following documents (it being understood that the documents set forth in paragraphs (3) through (15) below are required for each Property), and each of the following requirements shall have been fulfilled:

                  (1) Fees and Expenses. The payment of (i) all fees and expenses incurred by The Dime, as Lender and Administrative Agent (including, without limitation, the reasonable fees and expenses of legal counsel, the Engineering Consultant and any valuation, environmental or insurance consultants); and (ii) a commitment fee of $130,000 and a fee of .15% of the excess of $26,000,000 over the amount of the Initial Advance;

                  (2) Notes. The Notes for The Dime and each of the other Lenders (if any) signatory hereto, each duly executed by Borrower;

                  (3) Mortgage and UCCs. The Mortgage, duly executed by Borrower and recorded in the appropriate land records, together with duly executed financing statements filed under the Uniform Commercial Code of all jurisdictions necessary or, in the reasonable opinion of Administrative Agent, desirable to perfect the lien created by each Mortgage;

                  (4) Indemnity. The Indemnity, duly executed by Borrower and Principal of Borrower;

                  (5) Title Policy. A paid title insurance policy in the amount of the Mortgage, in form approved by Administrative Agent and issued by the Title Insurer, which shall insure the Mortgage to be a valid first lien on Borrower's interests in the Property and Improvements, free and clear of all liens, defects, encumbrances and exceptions other than those previously approved by Administrative Agent, and shall contain
         (i) a reference to the survey but no survey exceptions, (ii) if such policy is dated earlier than the date of the advance of the proceeds of the Loans, an endorsement to such policy, in a form approved by Administrative Agent, setting forth no additional exceptions other than those approved by Administrative Agent and (iv) such affirmative insurance and endorsements as Administrative Agent may require; and shall be accompanied by such reinsurance agreements between the Title Insurer and title companies approved by Administrative Agent, in ALTA facultative form approved by Administrative Agent and with direct access provisions, as Administrative Agent may require;

                  (6) Survey. A current ALTA/ACSM survey, certified to Administrative Agent and the Title Insurer, showing (i) the location of the perimeter of the Property by courses and distances, (ii) all easements, rights-of-way, and utility lines referred to in the title policy required by this Agreement or which actually service or cross the Property (with instrument, book and page number indicated), (iii) the lines of the streets abutting the Property and the width thereof, and any established building lines (and that such roads have been dedicated for public use and are completed and have been accepted by all required Governmental Authorities), (iv) any encroachments and the extent thereof upon the Property, (v) locations of all portions (with the acreage thereof also identified) of the Property, if any, which are located in an area designated as a "flood prone area" as defined by U.S. Department of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973 and (vi) the Improvements, and the relationship thereof by distances to the perimeter of the Property, established building lines and street lines;

                  (7) Appraisal. An independent M.A.I. appraisal, commissioned by Administrative Agent, of the value of the Property, which appraisal shall comply in all respects with the standards for real estate appraisals established pursuant to the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

                  (8) Insurance Policies. The policies and certificates of hazard and other insurance required by the Mortgage, together with evidence of the payment of the premiums therefor;

                  (9) Hazardous Materials Report/Certification. A detailed report and certification by a properly qualified engineer with regard to Hazardous Materials affecting the Property, which shall include, inter alia, a certification that such engineer has examined a list of prior owners, tenants and other users of the Property, and has made an on-site physical examination of the Property and Improvements, and a visual observation of the surrounding areas, and disclosing the extent of past or present Hazardous Materials activities or of the presence of Hazardous Materials;

                  (10) Consultant's Report. A detailed report from the Engineering Consultant to the effect that (i) the Improvements are in satisfactory condition and have been constructed in accordance with the plans and specifications therefor approved by all applicable Governmental Authorities, (ii) the Improvements comply with all applicable zoning and other Laws, all Major Leases and the Premises Documents, (iii) all roads and utilities necessary for the full utilization of the Improvements for their intended purposes have been completed and (iv) there exists a sufficient number of parking spaces necessary to satisfy the requirements of the Premises Documents and any leases and all zoning and other applicable Laws with respect to the Property, and all required landscaping, sidewalks and other amenities, and all off-site improvements, related to the Improvements have been completed;

                  (11) Permits and Other Approvals. Copies of any and all authorizations, including plot plan and subdivision approvals, zoning variances, sewer, building and other permits, required by all Governmental Authorities for the use, occupancy and operation of the Property and/or Improvements in accordance with all applicable building, environmental, ecological, landmark, subdivision and zoning Laws;

                  (12) Leases. Copies, certified to be true and complete, of all executed leases of the Improvements, accompanied by notices of assignments in the form of EXHIBIT J and, in the case of Major Leases
         (i) estoppel certificates from the tenants thereunder, (ii) at Administrative Agent's option, subordination non-disturbance and attornment agreements to be provided to Administrative Agent within forty-five (45) days of the date hereof and if not received within such forty-five (45) day period, then no further advances of the loan will be made until such subordination non-disturbance and attornment agreements are received by Administrative Agent and (iii) certified copy of the standard form of lease Borrower is using in connection with the leasing of space in the Improvements, if any, and of the rent roll for each Property;

                  (13) Premises Documents. A copy, certified to be true and complete, of the Premises Documents, together with estoppel certificates with respect thereto from each of the parties thereto and, if available, current financial statements of such parties;

                  (14) Management and Leasing Contracts. Copies, certified to be true and complete, of all existing contracts providing for the management, maintenance, operation or leasing of the Property and Improvements, together with, in each case, such collateral assignments or "will-serve" letters as Administrative Agent may require;

                  (15) UCC Searches. Uniform Commercial Code searches with respect to Borrower and advice from the Title Insurer to the effect that searches of the proper public records disclose no leases of personalty or financing statements filed or recorded against Borrower or the Mortgaged Property;

                  (16) Financials of Borrower. Unaudited operating statements and aged accounts receivable reports for each Property, certified by the chief financial officer of Borrower's general partner;

                  (17) Organizational Documents. If Borrower or any general partner or member of Borrower is a corporation, current copies of the following documents with respect to each (unless otherwise indicated):

                        (i) a good-standing certificate from the jurisdiction of
                  its incorporation,

                        (ii) a resolution, certified by the corporate secretary,
                  of the shareholders or directors of the corporation authorizing the consummation of the transactions contemplated hereby and the execution, delivery and performance of the Loan Documents and other documents to be executed, delivered or performed by said corporation (including any substitute or replacement Notes to be executed and delivered pursuant to the terms hereof), and

                        (iii) a certificate of the corporate secretary as to the
                  incumbency of the officers executing any of the documents required hereby, and, if Borrower or any general partner or member of Borrower is a partnership, venture, limited liability company or trust:

                        (iv) the entity's organizational agreement and all
                  amendments and attachments thereto, certified by a general partner, venturer, member or trustee to be true and complete,

                        (v) any certificates filed or required to be filed by
                  the entity in the jurisdiction of its formation, and

                        (vi) evidence of the authorization of the consummation
                  of the transactions contemplated hereby and the execution, delivery and performance of the Loan Documents and any other documents to be executed, delivered and performed by said entity (including any substitute or replacement Notes to be executed and delivered pursuant to the terms hereof), and including any required consents by partners, venturers, members, trustees or beneficiaries;

                  (18) Solvency Certificate. A duly executed Solvency
         Certificate;

                  (19) Opinion of Counsel for Borrower. A favorable opinion, dated the date hereof, of counsel for Borrower, as to such matters as Administrative Agent may reasonably request;

                  (20) Authorization Letter. The Authorization Letter, duly executed by Borrower;

                  (21) Request for Advance. A request for an advance in accordance with Section 2.04;

                  (22) Certificate. The following statements shall be true and Administrative Agent shall have received a certificate dated the date hereof signed by a duly authorized signatory of Borrower stating, to the best of the certifying party's knowledge, the following:

                        (i) All representations and warranties contained in this
                  Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date,

                        (ii) No Default or Event of Default has occurred and is
                  continuing, or could result from the transactions contemplated by this Agreement and the other Loan Documents, and

                        (iii) None of the Improvements on any Property has been
                  materially injured or damaged by fire or other casualty;

                  (23) Covenant Compliance. A covenant compliance certificate of the sort required by paragraph (3) of Section 6.09; and

                  (24) Additional Materials. Such other approvals, documents, instruments or opinions as Administrative Agent may reasonably request.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

                  Borrower represents and warrants to Administrative Agent and each Lender as follows:

                  Section 5.01 Due Organization. Borrower (and if Borrower is a partnership or limited liability company, its general partners or members, as the case may be) is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, has the power and authority to own its assets and to transact the business in which it is now engaged, and, if applicable, is duly qualified for the conduct of business and in good standing under the Laws of each jurisdiction where a Property is located and each other jurisdiction in which such qualification is required.

                  Section 5.02 Power and Authority; No Conflicts; Compliance With Laws. The execution, delivery and performance of the obligations required to be performed by Borrower under the Loan Documents does not and will not (i) require the consent or approval of its shareholders, partners or members, as the case may be, or such consent or approval has been obtained, (ii) contravene its certificate of incorporation, by-laws, partnership agreement or other organizational documents, (iii) violate any provision of, or require any filing, registration, consent or approval under, any Law (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, (iv) result in a breach of or constitute a default under or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which it may be a party or by which it or its properties may be bound or affected except for consents which have been obtained, (v) result in, or require, the creation or imposition of any Lien, upon or with respect to any of its properties now owned or hereafter acquired or (vi) cause it to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument; Borrower is in compliance with all Laws applicable to it and its properties.

                  Section 5.03 Legally Enforceable Agreements. Each Loan Document is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

                  Section 5.04 Litigation. There are no actions, suits or proceedings pending or, to its knowledge, threatened against Borrower or any of its Affiliates, any Property, the Improvements thereon, the validity or enforceability of any Mortgage or the priority of the Lien thereof, at law or in equity, before any court or arbitrator or any Governmental Authority except actions, suits or proceedings which have been disclosed to Administrative Agent in writing and which are fully covered by insurance or would, if adversely determined, not substantially impair the ability of Borrower to pay when due any amounts which may become payable under the Notes or other Loan Documents or to otherwise pay and perform its obligations in connection with the Loans.

                  Section 5.05 Good Title to Properties. Borrower has good, marketable and legal title to all of the properties and assets each of them purports to own (including, without limitation, those reflected in the December 31, 2000 financial statements referred to in Section 5.13), only with exceptions which do not materially detract from the value of such property or assets or the use thereof in Borrower's business. Borrower enjoys peaceful and undisturbed possession of all leased property necessary in any material respect in the conduct of its businesses. All such leases are valid and subsisting and are in full force and effect.

                  Section 5.06 Taxes. Borrower has filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies due and payable without the imposition of a penalty, including interest and penalties, except to the extent they are the subject of a Good Faith Contest.

                  Section 5.07 ERISA. Borrower is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan which could result in liability of Borrower; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated within the past five (5) years; no circumstance exists which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; Borrower and the ERISA Affiliates have not completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; Borrower and the ERISA Affiliates have met the minimum funding requirements of Section 412 of the Code and Section 302 of ERISA of each with respect to the Plans of each and there is no material "Unfunded Current Liability" (as such quoted term is defined in ERISA) with respect to any Plan established or maintained by each; and Borrower and the ERISA Affiliates have not incurred any liability to the PBGC under ERISA (other than for the payment of premiums under Section 4007 of ERISA). No part of the funds to be used by Borrower in satisfaction of its obligations under this Agreement constitute "plan assets" of any "employee benefit plan" within the meaning of ERISA or of any "plan" within the meaning of
Section 4975(e)(1) of the Code, as interpreted by the Internal Revenue Service and the U.S. Department of Labor in rules, regulations, releases, bulletins or as interpreted under applicable case law. Neither the extension of credit evidenced by the Notes nor any other transaction contemplated under the Loan Documents constitutes a Prohibited Transaction.

                  Section 5.08 No Default on Outstanding Judgments or Orders. Borrower has satisfied all judgments which are not being appealed or which are not fully covered by insurance, and are not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other Governmental Authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

                  Section 5.09 No Defaults on Other Agreements. Except as disclosed to Administrative Agent in writing, Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any partnership, trust or other restriction which is likely to result in a Material Adverse Change. Borrower is not in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which is likely to result in a Material Adverse Change.

                  Section 5.10 Government Regulation. Borrower is not subject to regulation under the Investment Company Act of 1940 or any statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

                  Section 5.11 Environmental Protection. To the best of Borrower's knowledge, none of Borrower's properties contains any Hazardous Materials that, under any Environmental Law currently in effect, (i) would impose liability on Borrower that is likely to result in a Material Adverse Change or (ii) is likely to result in the imposition of a Lien on any assets of Borrower in each case if not properly handled in accordance with applicable Law. To the best of Borrower's knowledge, neither it nor any portion of any Property or the Improvements thereon is in violation of, or subject to any existing, pending or threatened investigation or proceeding by any Governmental Authority under, any Environmental Law. Borrower is not aware of any matter, claim, condition or circumstance which would reasonably cause a Person to make further inquiry with respect to such matters in order to ascertain whether any Hazardous Materials or their effects have been disposed of or released on or to any portion of any Property, the Improvements thereon or any surrounding areas; Borrower is not required by any Environmental Law to obtain any permits or license to construct or use any improvements, fixtures, or equipment with respect to any Property, or if such permit or license is required it has been obtained; and, to the best of Borrower's knowledge, the prior use of each Property has not resulted in the disposal or release of any Hazardous Materials on or to any portion of the Property or any surrounding areas in violation of applicable Law.

                  Section 5.12 Solvency. Borrower is, and upon consummation of the transactions contemplated by this Agreement, the other Loan Documents and any other documents, instruments or agreements relating thereto, will be, Solvent.

                  Section 5.13 Financial Statements. Borrower's financial statements most recently delivered to Lenders pursuant to the terms of this Agreement are in all material respects complete and correct and fairly present the financial condition of the subjects thereof as of the dates of and for the periods covered by such statements, all in accordance with GAAP. There has been no Material Adverse Change since the date of such most recently delivered Borrower's financial statements, and no borrowings which might give rise to a Lien or claim against all or any portion of the Mortgaged Property under any Mortgage or against the proceeds of the Loans have been made by Borrower or others since the dates of such most recently delivered Borrower's financial statements.

                  Section 5.14 Insurance. Borrower has in force paid insurance as required by the Mortgages and, generally, Borrower has in force paid insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same type of business and similarly situated.

                  Section 5.15 Accuracy of Information; Full Disclosure. Neither this Agreement nor any documents, financial statements, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of Borrower to Administrative Agent or any Lender in connection with the negotiation of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby, or required herein or by the other Loan Documents to be furnished by or on behalf of Borrower (other than projections which are made by Borrower in good faith), contains any untrue or misleading statement of a material fact or omits a material fact necessary to make the statements herein or therein not misleading. There is no fact which Borrower has not disclosed to Administrative Agent and Lenders in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely any of the Mortgaged Property under the Mortgages or the business, prospects, profits or financial condition of Borrower or the ability of Borrower to perform this Agreement and the other Loan Documents.

                  Section 5.16 Separate Tax and Zoning Lot. Each Property constitutes a distinct parcel for purposes of zoning and of taxes, assessments and impositions (public or private) and is not otherwise considered as part of a larger single lot for purposes of zoning or of taxes, assessments or impositions (public or private).

                  Section 5.17 Zoning and other Laws; Covenants and Restrictions. As to each Property, (i) the Improvements and the uses thereof comply with applicable zoning, environmental, ecological, landmark and other applicable Laws, and all requirements for such uses have been satisfied and (ii) Borrower and the Property are in compliance with all applicable restrictions and covenants.

                  Section 5.18 Utilities Available. As to each Property, all utility services necessary for the operation of the Improvements for their intended purposes are available and servicing the Property, including water supply, storm and sanitary sewer, gas, electric power and telephone facilities.

                  Section 5.19 Creation of Liens. It has entered into no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a Lien on all or part of the Mortgaged Property prior to any Mortgage.

                  Section 5.20 Roads. As to each Property, all roads necessary for the full utilization of the Improvements for their intended purposes have been completed and dedicated to public use and accepted by all appropriate Governmental Authorities.

                  Section 5.21 Premises Documents and Leases. As to each Property, the Premises Documents and all leases are unmodified and in full force and effect, there are no defaults under any thereof, and all conditions to the effectiveness and continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

                  So long as any of the Notes shall remain unpaid or the Loan Commitments remain in effect, or any other amount is owing by Borrower to Administrative Agent or any Lender under any Loan Document or otherwise in respect of the Loans, Borrower shall:

                  Section 6.01 Maintenance of Existence. Preserve and maintain its legal existence and good standing in the jurisdictions of its organization and (in the case of Borrower only) where each Property is located, and qualify and remain qualified as a foreign entity in each other jurisdiction in which such qualification is required.

                  Section 6.02 Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made reflecting all of its financial transactions, in accordance with GAAP.

                  Section 6.03 Maintenance of Insurance. At all times, maintain and keep in force (i) (in the case of Borrower only) the insurance required by each of the Mortgages and (ii) insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same type of business and similarly situated, which insurance shall be acceptable to Administrative Agent and may provide for reasonable deductibility from coverage thereof.

                  Section 6.04 Compliance with Laws; Payment of Taxes. Comply in all respects with all Laws applicable to it or to any of its properties or any part thereof, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent they are the subject of a Good Faith Contest.

                  Section 6.05 Right of Inspection. At any reasonable time and from time to time upon reasonable notice, permit Administrative Agent or any Lender or any agent or representative thereof to examine and make copies and abstracts from its records and books of account and visit and inspect its properties and to discuss its affairs, finances and accounts with the independent accountants of Borrower; and cooperate with the Engineering Consultant to enable it to perform its functions hereunder.

                  Section 6.06 Compliance With Environmental Laws. Comply in all material respects with all applicable Environmental Laws and timely pay or cause to be paid all costs and expenses incurred in connection with such compliance, except to the extent the same are the subject of a Good Faith Contest; and (in the case of Borrower only) at its sole cost and expense, promptly remove, or cause the removal of, any and all Hazardous Materials or the effects thereof at any time identified as being on, in, under or affecting any Property or the Improvements thereon in violation of applicable Environmental Law.

                  Section 6.07 Maintenance of Properties. Do all things reasonably necessary to maintain, preserve, protect and keep its properties in good repair, working order and condition.

                  Section 6.08 Payment of Costs. Pay all costs and expenses required for the satisfaction of the conditions of this Agreement, including, without limitation, (i) all document and stamp taxes, recording and filing expenses and fees and commissions lawfully due to brokers in connection with the transactions contemplated hereby and (ii) any taxes, assessments, impositions (public or private), insurance premiums, Liens, security interests or other claims or charges against any Property.

                  Section 6.09 Reporting and Miscellaneous Document Requirements. Furnish directly to each Lender:

                  (1) Annual Financial Statements. As soon as available and in any event within one hundred (100) days after the end of each Fiscal Year, financial statements of General Partner of Borrower as of the end of and for such Fiscal Year, in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior Fiscal Year, audited by its Accountants;

                  (2) Notice of Litigation. Promptly after the commencement and knowledge thereof, notice of all actions, suits, and proceedings before any court or arbitrator or any Governmental Authority, affecting (i) Borrower which, if determined adversely to Borrower are likely to result in a Material Adverse Change or (ii) all or any portion of the Mortgaged Property under any Mortgage;

                  (3) Notices of Defaults and Events of Default. As soon as possible and in any event within ten (10) days after Borrower becomes aware of the occurrence of a material Default or any Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken with respect thereto;

                  (4) Material Adverse Change. As soon as is practicable and in any event within five (5) days after knowledge of the occurrence of any event or circumstance which is likely to result in or has resulted in a Material Adverse Change, written notice thereof;

                  (5) Offices. Thirty (30) days' prior written notice of any change in the chief executive office or principal place of business of Borrower;

                  (6) Environmental and Other Notices. As soon as possible and in any event within ten (10) days after receipt, copies of (i) all Environmental Notices received by Borrower which are not received in the ordinary course of business and which relate to any Property or a situation which is likely to result in a Material Adverse Change and
         (ii) all reports of any official searches made by any Governmental Authority having jurisdiction over any Property or the Improvements thereon, and of any claims of violations thereof;

                  (7) Insurance Coverage. Promptly, such information concerning Borrower's insurance coverage as Administrative Agent may reasonably request;

                  (8) Bankruptcy of Tenants. Promptly after becoming aware of the same, written notice of the bankruptcy, insolvency or cessation of operations of any tenant in the Improvements on any Property to which 5% or more of the aggregate minimum rent from such Improvements is attributable;

                  (9) Leasing Reports and Property Information. As soon as available and in any event within ninety (90) days after the end of each Fiscal Year, a rent roll, leasing report, tenant sales report and operating and cash statements for each Property; and

                  (10) General Information. Promptly, such other information respecting the condition or operations, financial or otherwise, of Borrower or any properties of Borrower as Administrative Agent may from time to time reasonably request.

                  Section 6.10 Continuing Accuracy of Representations and Warranties. Cause all of the representations and warranties made to Administrative Agent or Lenders herein and in the other Loan Documents to be continuously true and correct.

                  Section 6.11 Premises Documents; Leases. As to each Property, deliver to Administrative Agent, promptly following the execution thereof, certified copies of (i) all amendments or supplements to any Premises Documents or any lease and (ii) all leases, together with (to the extent available) current financial statements of the tenants thereunder (and of any guarantors of such tenants' obligations), and, in the case of Major Leases, notices of assignment in the form of EXHIBIT J; keep all Premises Documents and leases in full force and effect and at all times do all things necessary to compel performance by the parties to the Premises Documents or the tenants under such leases, as the case may be, of all obligations, covenants and agreements by such parties or tenants, as the case may be, to be performed thereunder; and not enter into or modify (other than de minimis modifications) any Premises Documents or Major Lease without the prior written consent of Administrative Agent.

                  Section 6.12 Compliance with Covenants, Restrictions and Easements. Comply with all restrictions, covenants and easements affecting each Property or the Improvements thereon and cause the satisfaction of all conditions of this Agreement.

                  Section 6.13 Maintenance, Management, Service and Leasing Contracts. Deliver to Administrative Agent, as and when executed, certified copies of all management and leasing contracts entered into with respect to any Property, each of which shall be entered into with a party, and on terms and conditions, reasonably acceptable to Administrative Agent; and contemporaneously with entering into each such contract, at Administrative Agent's option, cause each of the foregoing to be collaterally assigned to Administrative Agent for the benefit of Lenders as additional security for the Loans and/or cause the service provider under each such contract to undertake, inter alia, to continue performance on Lenders' behalf without additional cost in the event of a Default; and keep in full force and effect and not materially modify the management and leasing agreement(s) approved pursuant to paragraph (14) of
Section 4.01 without Administrative Agent's prior written consent.

                  Section 6.14 Remedial Work. Perform the Remedial Work to the satisfaction of the Engineering Consultant within two hundred seventy (270) days from the date hereof.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

                  So long as any of the Notes shall remain unpaid, or the Loan Commitments remain in effect, or any other amount is owing by Borrower to Administrative Agent or any Lender under any Loan Document or otherwise in respect of the Loans, Borrower shall not do any or all of the following:

                  Section 7.01 Mergers Etc. Merge or consolidate with any Person without the prior written consent of Administrative Agent, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) (or enter into any agreement to do any of the foregoing) provided, however, that in the case of a merger or consolidation where the net worth of the entity following such merger or consolidation is equal to or greater than Borrower's net worth immediately prior thereto, Administrative Agent's consent shall not be unreasonably withheld.

                  Section 7.02 Secondary Financing. Enter into any junior financing arrangement with any Person with any Property as collateral therefor, without the prior written consent of Administrative Agent, which consent may be withheld at Administrative Agent's sole option.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

                  Section 8.01 Events of Default. Any of the following events shall be an "Event of Default":

                  (1) If Borrower shall: fail to pay the principal of any Notes as and when due; or fail to pay interest accruing on any Notes as and when due, and such failure to pay shall continue unremedied for five
         (5) Business Days after the due date of such interest; or fail to pay any fee or any other amount due under this Agreement or any other Loan Document as and when due and such failure to pay shall continue unremedied for two (2) Business Days after notice by Administrative Agent of such failure to pay; or

                  (2) If any representation or warranty made by Borrower in this Agreement or in any other Loan Document or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with a Loan Document shall prove to have been incorrect in any material respect on or as of the date made; or

                  (3) If Borrower shall fail to perform or observe any term, covenant or agreement contained in this Agreement (other than obligations specifically referred to elsewhere in this Section 8.01) or any other Loan Document, or any other document executed by Borrower and delivered to Administrative Agent or Lenders in connection with the transactions contemplated hereby and such failure under this clause shall remain unremedied for thirty (30) consecutive days after notice thereof to Borrower (or such shorter cure period as may be expressly prescribed in the applicable document); provided, however, that if any such default under clause (ii) above cannot by its nature be cured within such thirty (30) day, or shorter, as the case may be, grace period and so long as Borrower shall have commenced cure within such thirty (30) day, or shorter, as the case may be, grace period and shall, at all times thereafter, diligently prosecute the same to completion, Borrower shall have an additional period, not to exceed sixty (60) days, to cure such default; in no event, however, is the foregoing intended to effect an extension of the Maturity Date; or

                  (4) If Borrower shall fail (i) to pay any Debt (other than the payment obligations described in paragraph (1) of this Section) in an amount equal to or greater than $250,000 in any such case when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) after the expiration of any applicable grace period; or (ii) to perform or observe any material term, covenant, or condition under any agreement or instrument relating to any such Debt, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or the lapse of time, or both, the maturity of such Debt, or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled or otherwise required prepayment), prior to the stated maturity thereof; or

                  (5) If Borrower shall (i) generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (ii) make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it, all or any portion of any Property or a substantial part of its other assets; or (iii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation Law of any jurisdiction, whether now or hereafter in effect; or (iv) have had any such petition or application filed or any such proceeding shall have been commenced, against it or all or any portion of any Property, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed or unstayed for a period of ninety (90) days or more; or (v) be the subject of any proceeding under which all or any portion of any Property or all or a substantial part of its other assets may be subject to seizure, forfeiture or divestiture; or (vi) by any act or omission indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any portion of any Property or all or any substantial part of its other property; or (vii) suffer any such custodianship, receivership or trusteeship for all or any portion of any Property or all or any substantial part of its other property, to continue undischarged for a period of ninety
         (90) days or more; or

                  (6) If one or more judgments, decrees or orders for the payment of money in excess of $250,000 (excluding any such judgments, decrees or orders which are fully covered by insurance) in the aggregate shall be rendered against Borrower, and any such judgments, decrees or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal; or

                  (7) If any of the following events shall occur or exist with respect to Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance which would constitute grounds for the termination of, or for the appointment of a trustee to administer, any Plan under Section 4042 of ERISA, or the institution by the PBGC of proceedings for any such termination or appointment under Section 4042 of ERISA; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, if such event or conditions, if any, could in the reasonable opinion of any Lender subject Borrower to any tax, penalty, or other liability to a Plan, Multiemployer Plan, the PBGC or otherwise (or any combination thereof) which in the aggregate exceeds or is likely to exceed $50,000; or

                  (8) If any Mortgage shall at any time and for any reason cease to create a valid and perfected first priority Lien on the Mortgaged Property purported to be subject thereto or to be in full force and effect; or shall be declared null and void; or the validity or enforceability thereof shall be contested by any party thereto, or any party thereto shall deny any further liability or obligation thereunder; or

                  (9) If an "Event of Default" shall occur under any Mortgage (as such quoted term is defined therein).

                  Section 8.02 Remedies. If any Event of Default shall occur and be continuing, Administrative Agent shall, upon request of the Required Lenders,
(i) declare the outstanding balance of the Notes, all interest thereon, and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon such balance, all such interest, and all such amounts due under this Agreement and under the other Loan Documents shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower and/or (ii) exercise any remedies provided in any of the Loan Documents or by Law.

                                   ARTICLE IX

                  ADMINISTRATIVE AGENT; RELATIONS AMONG LENDERS

                  Section 9.01 Appointment, Powers and Immunities of Administrative Agent. Each Lender hereby irrevocably appoints and authorizes Administrative Agent to act as its agent hereunder and under any other Loan Document with such powers as are specifically delegated to Administrative Agent by the terms of this Agreement and any other Loan Document, together with such other powers as are reasonably incidental thereto. Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Loan Document or required by Law, and shall not by reason of this Agreement be a fiduciary or trustee for any Lender except to the extent that Administrative Agent acts as an agent with respect to the receipt or payment of funds (nor shall Administrative Agent have any fiduciary duty to Borrower nor shall any Lender have any fiduciary duty to Borrower or to any other Lender). No implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against Administrative Agent. Neither Administrative Agent nor any of its directors, officers, employees, agents, attorneys-in-fact or Affiliates shall be responsible to any Lender for any recitals, statements, representations or warranties made by Borrower or any officer, partner or official of Borrower or any other Person contained in this Agreement or any other Loan Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any Lien securing the Obligations or for any failure by Borrower to perform any of its obligations hereunder or thereunder. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Administrative Agent nor any of its directors, officers, employees, agents, attorneys-in-fact or Affiliates shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

                  Section 9.02 Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Administrative Agent. Administrative Agent may deem and treat each Lender as the holder of the Loan made by it for all purposes hereof and shall not be required to deal with any Person who has acquired a Participation in any Loan or Participation from a Lender. As to any matters not expressly provided for by this Agreement or any other Loan Document, Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all Lenders and any other holder of all or any portion of any Loan or Participation.

                  Section 9.03 Defaults. Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default unless Administrative Agent has actual knowledge thereof or has received notice from a Lender or Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that Administrative Agent has such actual knowledge or receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to Lenders. Administrative Agent shall promptly send to each Lender a copy of any notice of Default or Event of Default that Administrative Agent sends to Borrower. Administrative Agent, following consultation with Lenders, shall (subject to Section 9.07) take such action with respect to such Default or Event of Default which is continuing as shall be directed by the Required Lenders; provided, however, that, unless and until Administrative Agent shall have received such directions, Administrative Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of Lenders. In no event shall Administrative Agent be required to take any such action which it determines to be contrary to the Loan Documents or to Law. Each Lender acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents (including, without limitation, the Notes) other than through Administrative Agent.

                  Section 9.04 Rights of Administrative Agent as a Lender. With respect to its Loan Commitment and the Loan provided by it, Administrative Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term "Lender" or "Lenders" shall include Administrative Agent in its capacity as a Lender. Administrative Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with Borrower (and any Affiliates of Borrower) as if it were not acting as Administrative Agent.

                  Section 9.05 Sharing of Costs by Lenders; Indemnification of Administrative Agent. Each Lender shall pay its ratable share, based on the respective outstanding principal balances under its Note and the other Notes, of any expenses incurred (and not paid or reimbursed by Borrower after demand for payment is made by Administrative Agent) by or on behalf of Lenders in connection with any Default or Event of Default, including, without limitation, costs of enforcement of the Loan Documents and any advances to pay taxes or insurance premiums or otherwise to preserve the Lien of any of the Mortgages or to preserve or protect any Mortgaged Property. In the event a Lender fails to pay its share of expenses as aforesaid, and all or a portion of such unpaid amount is paid by Administrative Agent and/or one or more of the other Lenders, then the defaulting Lender shall reimburse Administrative Agent and/or the other Lender(s) for the portion of such unpaid amount paid by it or them, as the case may be, together with interest thereon at the Base Rate from the date of payment by Administrative Agent and/or the other Lender(s). In addition, each Lender agrees to indemnify Administrative Agent (to the extent not reimbursed under Section 11.04 or under other applicable provisions of any Loan Document, but without limiting the obligations of Borrower under Section 11.04 or such other provisions), for its ratable share, based upon the outstanding principal balances under its Note and the other Notes, of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which Borrower is obligated to pay under Section 11.04 or under any other applicable provisions of any other Loan Document) or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided, however, that no Lender shall be liable for (i) any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified, or (ii) any loss of principal or interest with respect to Administrative Agent's Loan.

                  Section 9.06 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own analysis of the collateral for the Loans and of the credit of Borrower, and its own decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Loan Document. Administrative Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or to inspect the properties (including, without limitation, any Property) or books of Borrower. Except for notices, reports and other documents and information expressly required to be furnished to Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower (or any Affiliate of Borrower) which may come into the possession of Administrative Agent or any of its Affiliates. Administrative Agent shall not be required to file this Agreement, any other Loan Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Loan Document or any document or instrument referred to herein or therein, to anyone.

                  Section 9.07 Failure of Administrative Agent to Act. Except for action expressly required of Administrative Agent hereunder, Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of Lenders under Section
9.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. If any indemnity furnished to Administrative Agent for any purpose shall, in the opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for an additional indemnity and cease, or not commence, the action indemnified against until such additional indemnity is furnished.

                  Section 9.08 Resignation or Removal of Administrative Agent. Administrative Agent may resign on at least thirty (30) days' written notice to Lenders and Borrower or upon the occurrence of an Event of Default. Administrative Agent may be removed at any time with cause by the Required Lenders, provided that Borrower and the other Lenders shall be promptly notified thereof. Upon any such resignation or removal of Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent which successor Administrative Agent, so long as it is reasonably acceptable to the Required Lenders, shall be that Lender then having the greatest Loan Commitment. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within twenty (20) days after the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be one of Lenders. The Required Lenders or the retiring Administrative Agent, as the case may be, shall upon the appointment of a successor Administrative Agent promptly so notify Borrower and the other Lenders. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's removal hereunder as Administrative Agent, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                  Section 9.09 Amendments Concerning Agency Function. Notwithstanding anything to the contrary contained herein, Administrative Agent shall not be bound by any waiver, amendment, supplement or modification hereof or of any other Loan Document which affects its duties, rights, and/or functions hereunder or thereunder unless it shall have given its prior written consent thereto.

                  Section 9.10 Liability of Administrative Agent. Administrative Agent shall not have any liabilities or responsibilities to Borrower on account of the failure of any Lender to perform its obligations hereunder or to any Lender on account of the failure of Borrower to perform its obligations hereunder or under any other Loan Document.

                  Section 9.11 Transfer of Agency Function. Without the consent of Borrower or any Lender, Administrative Agent may at any time or from time to time transfer its functions as Administrative Agent hereunder to any of its offices wherever located in the United States, provided that Administrative Agent shall promptly notify Borrower and Lenders thereof.

                  Section 9.12 Non-Receipt of Funds by Administrative Agent; Adjustments.

                  (a) Unless Administrative Agent shall have received notice from a Lender or Borrower (either one as appropriate being the "Payor") prior to the date on which such Lender is to make payment hereunder to Administrative Agent of the proceeds of a Loan or Borrower is to make payment to Administrative Agent, as the case may be (either such payment being a "Required Payment"), which notice shall be effective upon receipt, that the Payor will not make the Required Payment in full to Administrative Agent, Administrative Agent may assume that the Required Payment has been made in full to Administrative Agent on such date, and Administrative Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make the amount thereof available to the intended recipient on such date. If and to the extent the Payor shall not have in fact so made the Required Payment in full to Administrative Agent, the recipient of such payment shall repay to Administrative Agent forthwith on demand such amount made available to it together with interest thereon, for each day from the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount, at the Federal Funds Rate for three (3) Business Days and thereafter at the Prime Based Rate.

                  (b) If, after Administrative Agent has paid each Lender's share of any payment received or applied by Administrative Agent in respect of the Loan, that payment is rescinded or must otherwise be returned or paid over by Administrative Agent, whether pursuant to any bankruptcy or insolvency Law, sharing of payments clause of any loan agreement or otherwise, such Lender shall, at Administrative Agent's request, promptly return its share of such payment or application to Administrative Agent, together with such Lender's proportionate share of any interest or other amount required to be paid by Administrative Agent with respect to such payment or application. In addition, if a court of competent jurisdiction shall adjudge that any amount received and distributed by Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to Administrative Agent its share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  Section 9.13 Withholding Taxes. Each Lender represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to Administrative Agent such forms, certifications, statements and other documents as Administrative Agent may request from time to time to evidence such Lender's exemption from the withholding of any tax imposed by any jurisdiction or to enable Administrative Agent or Borrower to comply with any applicable Laws relating thereto. Without limiting the effect of the foregoing, if any Lender is not created or organized under the Laws of the United States or any state thereof, such Lender will furnish to Administrative Agent a U.S. Internal Revenue Service Form W-8ECI in respect of all payments to be made to such Lender by Borrower or Administrative

Agent under this Agreement or any other Loan Document or a U.S. Internal Revenue Service Form W-8BEN establishing such Lender's complete exemption from United States withholding tax in respect of payments to be made to such Lender by Borrower or Administrative Agent under this Agreement or any other Loan Document, or such other forms, certifications, statements or documents, duly executed and completed by such Lender as evidence of such Lender's exemption from the withholding of U.S. tax with respect thereto. Administrative Agent shall not be obligated to make any payments hereunder to such Lender in respect of any Loan or Participation or such Lender's Loan Commitment or obligation to purchase Participations until such Lender shall have furnished to Administrative Agent the requested form, certification, statement or document.

                  Section 9.14 Pro Rata Treatment. Except to the extent otherwise provided, the advance of proceeds of the Loans shall be made by Lenders shall be made for the account of Lenders, ratably according to the amounts of their respective Loan Commitments.

                  Section 9.15 Sharing of Payments Among Lenders. If a Lender shall obtain payment of any principal of or interest on any Loan made by it through the exercise of any right of setoff, banker's lien or counterclaim, or by any other means (including direct payment), and such payment results in such Lender receiving a greater payment than it would have been entitled to had such payment been paid directly to Administrative Agent for disbursement to Lenders, then such Lender shall promptly purchase for cash from the other Lenders Participations in the Loans made by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all Lenders shall share ratably the benefit of such payment. To such end, Lenders shall make appropriate adjustments among themselves (by the resale of Participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                  Section 9.16 Possession of Documents. Each Lender shall keep possession of its own Note. Administrative Agent shall hold all the other Loan Documents and related documents in its possession and maintain separate records and accounts with respect thereto, and shall permit Lenders and their representatives access at all reasonable times to inspect such Loan Documents, related documents, records and accounts.

                  Section 9.17 Minimum Commitment by The Dime. Until the earlier to occur of (i) twelve (12) months from the date hereof or (ii) the date upon which the Loan has been fully funded or Borrower is otherwise no longer entitled to request Advances, The Dime agrees that, so long as there exists no Event of Default, it shall retain a Loan Commitment of $26,000,000 and thereafter The Dime hereby agrees to maintain a Loan Commitment in an amount no less than $10,000,000, and further agrees to hold and not to participate or assign any of such amount other than an assignment to a Federal Reserve Bank or to the Parent.

                                   ARTICLE X

                              NATURE OF OBLIGATIONS

                  Section 10.01 Absolute and Unconditional Obligations. Borrower acknowledges and agrees that its obligations and liabilities under this Agreement and under the other Loan Documents shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any of the Obligations, any Loan Documents or any agreement or instrument relating thereto,
(ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any Loan Documents or any other documents or instruments executed in connection with or related to the Obligations, (iii) any exchange or release of any collateral, if any, or of any other Person from all or any of the Obligations or (iv) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Borrower or any other Person in respect of the Obligations.

                  The Obligations shall not be conditioned or contingent upon the pursuit by any Lender or any other Person at any time of any right or remedy against Borrower or any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral or security or guarantee therefor or right of setoff with respect thereto.

                  Section 10.02 Exculpation. Neither Borrower nor any Principal of Borrower shall be personally liable for payment of the principal of the Note or interest thereon, and in the event of any failure by Borrower to pay any portion of such principal or interest, Lenders will look, with respect to the then outstanding balance of such principal and interest, solely to the Mortgaged Property and such other collateral as has been, or hereafter shall be, given to secure payment of the Note. The foregoing limitation on liability shall not impair or otherwise affect the validity or enforceability of (a) the debt evidenced by the Note or the Loan Agreement or of any other obligations evidenced by the Note, the Loan Agreement, the Mortgage or any of the Loan Documents or (b) Lenders' liens, security interests, rights and remedies (including, without limitation, the remedies of foreclosure and/or sale) with respect to the Mortgaged Property or any other property, security, collateral and/or assets (including the proceeds thereof) encumbered, pledged or assigned by the Mortgages or any other security for the Loan. In addition, the foregoing limitation on liability shall not limit anyone's obligations or be applicable with respect to: (i) liability under any guaranty(ies) or indemnity(ies) delivered or afforded to Lenders; (ii) any fraud or material misrepresentation;
(iii) taxes of any kind (whether characterized as transfer, gains or other taxes) payable in connection with the foreclosure sale of the Mortgaged Property, irrespective of who pays such taxes; (iv) application of any proceeds of the Loan to any purpose other than as provided in the Loan Documents; (v) the application of any insurance or condemnation proceeds or other funds or payments other than strictly in accordance with the Loan Documents; (vi) the misapplication of any security deposits; (vii) rents, sales proceeds, or other sums received after default under the Loan Documents which are not applied to expenses of operating the Mortgaged Property or paid to Administrative Agent for the account of Lenders or a duly appointed receiver of the Premises; (viii) any failure to deliver to Administrative Agent or Lenders, after demand therefor, any agreements relating to the operation, management, leasing, use, occupancy or construction of the Mortgaged Property; (ix) any intentional physical waste in respect of the Mortgaged Property; (x) any failure to pay or discharge any real estate tax, other tax, assessment, fine, penalty or lien against the Mortgaged Property to the extent revenue from leases of the Mortgaged Property was available to pay same; (xi) liability to Lenders for the reimbursement to Administrative Agent, for the account of Lenders, together with interest as provided in the Loan Documents, of all sums advanced or expended by Lenders after or in respect of any default under the Loan Documents; (xii) liability as landlord under any lease(s) relating to the Mortgaged Property which Lenders are or become obligated for by virtue of Lenders succeeding to the interests of Borrower; (xiii) liability under any agreement relating to the operation or maintenance of the Mortgaged Property which Lenders are or become obligated for by virtue of Lenders succeeding to the interests of Borrower; (xiv) liability to pay for the premiums on and keep in full force and effect insurance in respect of the Mortgaged Property in accordance with the Loan Documents to the extent revenue from leases of the Mortgaged Property was available to pay same; or (xv) liability for Hazardous Substances that may exist upon or be discharged from the Mortgaged Property. Borrower and any Principal of Borrower shall in any event be and shall remain personally liable for each of the matters to which reference is made in the preceding sentence and Lenders may seek, obtain and enforce one or more money judgments in any appropriate proceeding(s) with respect thereto. The limitation on personal liability contained in this paragraph shall become automatically null and void and shall be of no further force or effect, and Borrower and each Principal of Borrower shall be and remain personally liable for payment of the principal of the Note and interest thereon, in accordance with the terms and provisions of this Loan Agreement, in the event that Borrower, or anyone acting on behalf of Borrower, shall (A) file a petition or answer seeking any relief of any kind under the bankruptcy laws of the United States (or if an Insolvency Event shall otherwise occur), (B) assert in writing or in any legal proceedings of any kind that any provisions of any of the Loan Documents are in whole or in part unenforceable, invalid or not legally binding, or (C) fail fully to cooperate with Administrative Agent or a receiver in Administrative Agent's or such receiver's efforts to collect Rents directly from tenants after a default under the Loan Documents.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.01 Binding Effect of Request for Advance. By its acceptance of the advance of proceeds of the Loans under this Agreement, Borrower shall be bound in all respects by the request for advance submitted on its behalf in connection therewith with the same force and effect as if Borrower had itself executed and submitted the request for advance and whether or not the request for advance is executed and/or submitted by an authorized person.

                  Section 11.02 Amendments and Waivers. No amendment or material waiver of any provision of this Agreement or any other Loan Document nor consent to any material departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and, solely for purposes of its acknowledgment thereof, Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all Lenders do any of the following: (i) reduce the principal of, or interest on, the Notes or any fees due hereunder or any other amount due hereunder or under any other Loan Document; (ii) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees due hereunder or under any other Loan Document; (iii) change the definition of Required Lenders; (iv) amend this Section or any other provision requiring the consent of all Lenders; (v) waive any default under paragraph (5) of Section 8.01; (vi) release, in whole or in part, any guarantor of Borrower's obligations under the Loans other than in accordance with the Loan Documents; or (vii) release any material portion of the Mortgaged Property under any Mortgage or of any other collateral now or hereafter given for the Loans other than in accordance with the Loan Documents. Any advance of proceeds of the Loans made prior to or without the fulfillment by Borrower of all of the conditions precedent thereto, whether or not known to Administrative Agent and Lenders, shall not constitute a waiver of the requirement that all conditions, including the non-performed conditions, shall be required with respect to all future advances, if any. No failure on the part of Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

                  All communications from Administrative Agent to Lenders requesting Lenders' determination, consent, approval or disapproval (x) shall be given in the form of a written notice to each Lender, (y) shall be accompanied by or include a description or copy of the matter or thing as to which such determination, approval, consent or disapproval is requested and (z) shall include Administrative Agent's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event within ten
(10) Business Days (or five (5) Business Days with respect to any decision to accelerate or stop acceleration of the Loans) after receipt of the request therefor by Administrative Agent (the "Lender Reply Period"). Unless a Lender shall give written notice to Administrative Agent that it objects to the recommendation or determination of Administrative Agent (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved or consented to such recommendation or determination.

                  Section 11.03 Usury. Anything herein to the contrary notwithstanding, the obligations of Borrower under this Agreement and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of Law applicable to a Lender limiting rates of interest which may be charged or collected by such Lender.

                  Section 11.04 Expenses; Indemnification. Borrower covenants and agrees to pay all reasonable costs, expenses and charges (including, without limitation, all reasonable fees and expenses of counsel, engineers, appraisers and consultants) incurred by Administrative Agent in connection with (i) the preparation for and consummation of the transactions contemplated hereby or for the performance hereof and of the other Loan Documents, and for any services which may be required in addition to those normally and reasonably contemplated hereby and (ii) the enforcement hereof or of any or all of the other Loan Documents; provided, however, that Borrower shall not be responsible for (x) the fees and expenses of legal counsel for any Lender other than The Dime incurred in connection with said counsel's review of this Agreement and the other Loan Documents prior to execution and (y) costs, expenses and charges incurred by Administrative Agent and Lenders in connection with the administration or syndication of the Loan. In connection with the foregoing, Lenders agree, to the extent practicable, to appoint a single counsel and local counsel, selected by Administrative Agent, to act on behalf of all Lenders in connection with the enforcement of the Loan Documents. If Borrower fails to pay promptly any costs, charges or expense required to be paid by it as aforesaid, and Administrative Agent or any Lender pays such costs, charges or expenses, Borrower shall reimburse Administrative Agent or such Lender, as appropriate, on demand for the amounts so paid, together with interest thereon at the Default Rate for Prime Based Loans from the date of demand. Borrower agrees to indemnify Administrative Agent and each Lender and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of (A) any claims by brokers due to acts or omissions by Borrower or (B) any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by Borrower of the proceeds of the Loans, including without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

                  The obligations of Borrower under this Section and under
Article III shall survive the repayment of all amounts due under or in connection with any of the Loan Documents and the termination of the Loan Commitments.

                  Section 11.05 Assignment; Participation. This Agreement shall be binding upon, and shall inure to the benefit of, Borrower, Administrative Agent, Lenders and their respective successors and permitted assigns. Borrower may not assign or transfer its rights or obligations hereunder.

                  Any Lender may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Loan ("Participations"). In the event of any such grant by a Lender of a Participation to a Participant, whether or not Borrower or Administrative Agent was given notice, such Lender shall remain responsible for the performance of its obligations hereunder, and Borrower and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder. Any agreement pursuant to which any Lender may grant a Participation shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of Borrower hereunder and under any other Loan Document, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided, however, that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver described in clauses (i) through (vii) of Section 11.02 without the consent of the Participant.

                  Subject to the provisions of Section 9.17, any Lender may at any time assign to any bank or other institution with the consent of Administrative Agent and, provided there exists no Event of Default, of Borrower, which consents shall not be unreasonably withheld or delayed, or to one or more banks or other institutions which are majority owned subsidiaries of a Lender or of the Parent of a Lender (each such consented to bank or other institution, or subsidiary bank or institution, an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and its Note, and such Assignee shall assume rights and obligations, pursuant to an Assignment and Assumption Agreement executed by such Assignee and the assigning Lender, provided that, in each case, after giving effect to such assignment the Assignee's Loan Commitment, and, in the case of a partial assignment, the assigning Lender's Loan Commitment, each will be equal to or greater than $10,000,000; provided, further, however, that the assigning Lender shall not be required to maintain a Loan Commitment in the minimum amount aforesaid in the event it assigns all of its rights and obligations under this Agreement and its Note. Upon (i) execution and delivery of such instrument, (ii) payment by such Assignee to the assigning Lender of an amount equal to the purchase price agreed between such Lender and such Assignee and (iii) payment by such Assignee to Administrative Agent of a fee, for Administrative Agent's own account, in the amount of $3,500, such Assignee shall be a Lender under this Agreement and shall have all the rights and obligations of a Lender as set forth in such Assignment and Assumption Agreement, and the assigning Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this paragraph, substitute Notes shall be issued to the assigning Lender (in the case of a partial assignment) and Assignee by Borrower, in exchange for the return of the original Note of the assigning Lender. The obligations evidenced by such substitute notes shall constitute "Obligations" for all purposes of this Agreement and the other Loan Documents and shall be secured by the Mortgages. In connection with Borrower's execution of substitute notes as aforesaid, Borrower shall deliver to Administrative Agent such evidence of the due authorization, execution and delivery of the substitute notes and any related documents as Administrative Agent may reasonably request. If the Assignee is not incorporated under the Laws of the United States or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 9.13. Each Assignee shall be deemed to have made the representations contained in, and shall be bound by the provisions of, Section 9.13.

                  Any Lender may at any time freely assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder.

                  Borrower recognizes that in connection with a Lender's selling of Participations or making of assignments, any or all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Borrower or the Loans may be exhibited to and retained by any such Participant or assignee or prospective Participant or assignee. In connection with a Lender's delivery of any financial statements and appraisals to any such Participant or assignee or prospective Participant or assignee, such Lender shall also indicate that the same are delivered on a confidential basis. Borrower agrees to provide all assistance reasonably requested by a Lender to enable such Lender to sell Participations or make assignments of its Loan as permitted by this Section. Upon request, each Lender agrees to provide Administrative Agent and Borrower with notice of all Participations sold by such Lender.

                  Section 11.06 Documentation Satisfactory. All documentation required from or to be submitted on behalf of Borrower in connection with this Agreement and the documents relating hereto shall be subject to the prior approval of, and be satisfactory in form and substance to, Administrative Agent, its counsel and, where specifically provided herein, Lenders. In addition, the persons or parties responsible for the execution and delivery of, and signatories to, all of such documentation, shall be acceptable to, and subject to the approval of, Administrative Agent and its counsel.

                  Section 11.07 Notices. Except as expressly provided otherwise, all notices, demands, consents, approvals and statements required or permitted hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally, three (3) days after mailing by registered or certified mail, postage prepaid, or one (1) day after delivery to a nationally recognized overnight courier service providing evidence of the date of delivery, addressed to a party at its address on the signature page hereof or of the applicable Assignment and Assumption Agreement, or at such other address of which a party shall have notified the party giving such notice in writing in accordance with the foregoing requirements.

                  Section 11.08 Setoff. In addition to (and without limitation of) any right of setoff, bankers' lien or counterclaim a Lender may otherwise have, Administrative Agent and each Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of Borrower at any of Administrative Agent's or such Lender's offices, in Dollars or in any other currency, against any amount payable by Borrower to Administrative Agent or such Lender under this Agreement or such Lender's Note or any other Loan Document which is not paid when due (regardless of whether such balances are then due to Borrower), in which case it shall promptly notify Borrower and (in the case of setoff by a Lender) Administrative Agent thereof; provided, however, that failure to give such notice shall not affect the validity thereof.

                  Section 11.09 Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  Section 11.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

                  Section 11.11 Integration. The Loan Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions; provided, however, that the terms of the Term Sheet shall survive execution of this Loan Agreement and remain in full force and effect.

                  Section 11.12 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York (without giving effect to New York's principles of conflicts of law).

                  Section 11.13 Waivers. In connection with the obligations and liabilities as aforesaid, Borrower hereby waives (i) promptness and diligence,
(ii) notice of any actions taken by Administrative Agent or any Lender under this Agreement, any other Loan Document or any other agreement or instrument relating hereto or thereto except to the extent otherwise provided herein, (iii) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this Section, might constitute grounds for relieving Borrower of its obligations hereunder, (iv) any requirement that Administrative Agent or any Lender protect, secure, perfect or insure any Lien on all or any portion of the Mortgaged Property under any Mortgage or on any other collateral or exhaust any right or take action against Borrower or any other Person or against all or any portion of the Mortgaged Property under any Mortgage or any other collateral, (v) any right or claim of right to cause a marshalling of the assets of Borrower and (vi) all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy Code) or otherwise by reason of payment by Borrower, either jointly or severally, pursuant to this Agreement or any other Loan Document.

                  Section 11.14 Jurisdiction; Immunities. Borrower, Administrative Agent and each Lender hereby irrevocably submit to the jurisdiction of any New York State or U.S. federal court sitting in New York City over any action or proceeding arising out of or relating to this Agreement, the Notes or any other Loan Document. Borrower, Administrative Agent, and each Lender irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or U.S. federal court. Borrower, Administrative Agent, and each Lender irrevocably consent to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Borrower, Administrative Agent or each Lender, as the case may be, at the addresses specified herein. Borrower, Administrative Agent and each Lender agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Borrower, Administrative Agent and each Lender further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

                  Nothing in this Section shall affect the right of Borrower, Administrative Agent or any Lender to serve legal process in any other manner permitted by Law.

                  To the extent that Borrower, Administrative Agent or any Lender have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Borrower, Administrative Agent and each Lender hereby irrevocably waive such immunity in respect of its obligations under this Agreement, the Notes and any other Loan Document.

                  BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER WAIVE ANY RIGHT EACH SUCH PARTY MAY HAVE TO JURY TRIAL IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE LOANS. IN ADDITION, BORROWER FURTHER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO THIS AGREEMENT, THE NOTES OR OTHERWISE IN RESPECT OF THE LOANS, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (X) INJUNCTIVE RELIEF, (Y) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM AND (Z) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO ANY ASSERTED CLAIM.

                  Section 11.15 Gross-Up For Taxes. All payments made by Borrower under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding income taxes and franchise or other taxes (imposed in lieu of income taxes) imposed on a Lender as a result of a present or former connection between such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or its Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to such Lender hereunder or under its Note, the amounts so payable to such Lender shall be increased to the extent necessary to yield to such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable with respect to the its Loan at the rates or in the amounts specified in this Agreement and its Note; provided, however, that Borrower shall not be required to increase any such amounts payable to such Lender if such Lender is not organized under the Laws of the United States or a state thereof and such Lender fails to comply with the requirements of Section 9.13. Whenever any Non-Excluded Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send to Administrative Agent for the account of such Lender a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Administrative Agent the required receipts or other required documentary evidence, Borrower shall indemnify such Lender for any incremental taxes, interest or penalties that may become payable by such Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

                  Section 11.16 Exculpation of Trustees. This Loan Agreement is executed by certain Trustees of Acadia Realty Trust (the "Trust"), the general partner of Borrower, not individually, but solely in their representative capacities as trustees of the Trust. Administrative Agent waives any rights to bring a cause of action against the individuals executing this Loan Agreement as trustees of the Trust (except for any cause of action based upon lack of authority or fraud), and Administrative Agent agrees to look solely to the Mortgaged Property or, if permitted under this Loan Agreement or any other Loan Document, the other assets of Borrower, for the enforcement of any claim Administrative Agent at any time may have under this Loan Agreement or under the Loan Documents.

                  Section 11.17 Release of Collateral. Provided no Default or Event of Default exists, Borrower shall have the right to obtain the release of any of the Properties from the Mortgage encumbering the same, at Borrower's expense, so long as (i) Borrower pays to Administrative Agent, for the account of the Lenders, an amount equal to the lesser of (x) the Release Price for the Property that is the subject of such release or (y) the then outstanding principal amount of the Loan, which amount shall be applied to the reduction of outstanding principal under the Loan, (ii) the Property not so released is generating net income available for debt service equal to 140% of debt service on the sums of (a) the Loan as reduced by the Release Price and (b) any Loan Allocation available in respect of the Property not being released as determined by Lender in its reasonable judgment, (iii) Administrative Agent receives an endorsement to the title insurance policy insuring that the lien of the Mortgages not so released will not be impaired by virtue of said release and
(iv) Administrative Agent receives such other documents, opinions and assurances as Administrative Agent may reasonably request. Upon any such release of a Property, such Property shall no longer constitute a "Property" hereunder and the Total Loan Commitment shall be reduced by the amount of the Loan Allocation for such Property.

                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                      RD WOONSOCKET ASSOCIATES LIMITED
                      PARTNERSHIP, a Delaware limited partnership
                      (as Borrower)

                      By:      Acadia Property Holdings, LLC, its general
                               partner

                               By:      Acadia Realty Limited Partnership,
                                        its sole member

                                        By:      Acadia Realty Trust, a
                                                 Maryland real estate
                                                 investment trust, its general
                                                 partner


                                                 By
                                                   ----------------------------
                                                   Name:
                                                   Title:

                      RD BLOOMFIELD ASSOCIATES LIMITED
                      PARTNERSHIP, a Delaware limited partnership
                      (as Borrower)

                      By:      Acadia Property Holdings, LLC, its general
                               partner

                               By:      Acadia Realty Limited Partnership,
                                        its sole member

                                        By:      Acadia Realty Trust, a
                                                 Maryland real estate
                                                 investment trust, its general
                                                 partner


                                                 By
                                                   ----------------------------
                                                   Name:
                                                   Title:



                      Address for notices:

                      c/o Acadia Realty Trust
                      20 Soundview Marketplace
                      Port Washington, New York 11050
                      Attention:   Robert Masters, Esq.
                      Telephone:   516/767-8830, ext. 339
                      Telecopy:    516/767-8839

                      THE DIME SAVINGS BANK OF NEW YORK,
                      FSB (as Lender and Administrative Agent)


                      By
                        -------------------------------------------------------
                         Name:
                         Title:

                       Address for notices, Administrative Agent's Office and Applicable Lending Office:

                       The Dime Savings Bank of New York, FSB
                       EAB Plaza, 13th Floor
                       Uniondale, New York 11556
                       Attention:    Mr. Arthur Bellini
                       Telephone:    212/642-7434
                       Telecopy:     212/642-7460



                  The undersigned joins in the execution and authorizes the delivery of this Loan Agreement for the purpose of accepting and agreeing to the provisions of paragraph 10.02 hereof.

                                 ACADIA REALTY LIMITED PARTNERSHIP

                                 By: Acadia Realty Trust, a Maryland real estate investment trust, its general partner


                                          By
                                            -----------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT A

                              AUTHORIZATION LETTER



                                                     ____________, 2001



[Name and address of Administrative Agent]

                  Re: Term Loan Agreement dated as of ____________, 2001 (the "Loan Agreement"; capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement) among us, as Borrower, the Lenders named therein, and you, as Administrative Agent for said Lenders
                        -------------------------------------------------------

Dear Sir/Madam:

                  In connection with the captioned Loan Agreement, we hereby designate any of the following persons to give to you instructions, including notices required pursuant to the Loan Agreement, orally, by telephone or teleprocess, or in writing:

                  [NAMES]

                  Instructions may be honored on the oral, telephonic, teleprocess or written instructions of anyone purporting to be any one of the above designated persons even if the instructions are for the benefit of the person delivering them. We will furnish you with written confirmation of each such instruction signed by any person designated above (including any telecopy which appears to bear the signature of any person designated above) on the same day that the instruction is provided to you, but your responsibility with respect to any instruction shall not be affected by your failure to receive such confirmation or by its contents.

                  Without limiting the foregoing, we hereby unconditionally authorize any one of the above-designated persons to execute and the request for advance of proceeds of the Loans to you under the Loan Agreement with the identical force and effect in all respects as if executed and submitted by us.

                  You and Lenders shall be fully protected in, and shall incur no liability to us for, acting upon any instructions which you in good faith believe to have been given by any person designated above, and in no event shall you or Lenders be liable for special, consequential or punitive damages. In addition, we agree to hold you and Lenders and your and their respective agents harmless from any and all liability, loss and expense arising directly or indirectly out of instructions that we provide to you in connection with the Loan Agreement except for liability, loss or expense occasioned by your gross negligence or willful misconduct.

                  Upon notice to us, you may, at your option, refuse to execute any instruction, or part thereof, without incurring any responsibility for any loss, liability or expense arising out of such refusal if you in good faith believe that the person delivering the instruction is not one of the persons designated above or if the instruction is not accompanied by an authentication method that we have agreed to in writing.

                  We will promptly notify you in writing of any change in the persons designated above and, until you have actually received such written notice and have had a reasonable opportunity to act upon it, you are authorized to act upon instructions, even though the person delivering them may no longer be authorized.

                                               Very truly yours,

                                               [BORROWER]


                                               By
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                    EXHIBIT B

                                      NOTE

$___________                                                 New York, New York
                                                                __________, 2001

                  For value received, [BORROWER] a _______________ ("Borrower"), hereby promises to pay to the order of ___________ or its successors or assigns (collectively, "Lender"), at the principal office of ________________________ located at _______________________________________________ ("Administrative
Agent") for the account of the Applicable Lending Office of Lender, the principal sum of ________ Dollars ($____________), or if less, the amount loaned by Lender under its Loan to Borrower pursuant to the Loan Agreement (as defined below) and actually outstanding, in lawful money of the United States and in immediately available funds, in accordance with the terms set forth in the Loan Agreement. Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, in like money, at said office for the account of said Applicable Lending Office, at the time and at a rate per annum as provided in the Loan Agreement. The Loan Agreement provides in certain cases for the accrual of interest at the Default Rate.

                  The date and amount of the advance of the Loan made by Lender to Borrower under the Loan Agreement, and each payment of said Loan, shall be recorded by Lender on its books and, prior to any transfer of this Note (or, at the discretion of Lender, at any other time), may be endorsed by Lender on the schedule attached hereto and any continuation thereof.

                  This Note is one of the Notes referred to in the Term Loan Agreement dated as of ____________, 2001 (as the same may be amended from time to time, the "Loan Agreement") among Borrower, the "Lenders" named therein (including Lender) and Administrative Agent, as administrative agent for Lenders. All of the terms, conditions and provisions of the Loan Agreement are hereby incorporated by reference. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

                  This Note is secured by the various Mortgages which contain, among other things, provisions for the prepayment of and acceleration of this Note upon the happening of certain stated events. Reference to each of the Mortgage is hereby made for a description of the "Mortgaged Property" encumbered thereby and the rights of Borrower and Lenders (including Lender) with respect to such Mortgaged Property. In addition, the Loan Agreement contains, among other things, provisions for the prepayment of and acceleration of this Note upon the happening of certain stated events.

                  Borrower agrees that it shall be bound by any agreement extending the time or modifying the terms of payment set forth above and in the Loan Agreement, made by or on behalf of Lenders and the owner or owners of any of the Mortgaged Property under any of the Mortgages, whether with or without notice to Borrower, and Borrower shall continue liable to pay the amount due hereunder in accordance with the terms set forth herein and in the Loan Agreement, but with interest at a rate no greater than the rate of interest provided therein, according to the terms of any such agreement of extension or modification.

                  Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceeding (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, Borrower agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

                  No recourse shall be had under this Note against Principal of Borrower except as and to the extent set forth in Section 10.02 of the Loan Agreement.

                  All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

                  This Note shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York (without giving effect to New York's principles of conflicts of law); provided that, as to the maximum lawful rate of interest which may be charged or collected, if the Laws applicable to Lender permit it to charge or collect a higher rate than the Laws of the State of New York, then such Law applicable to Lender shall apply to Lender under this Note.

                                             [BORROWER]


                                             By
                                               --------------------------------
                                               Name:
                                               Title:

          Amount of     Amount of      Balance
 Date      Advance       Payment     Outstanding     Notation by
 ----      -------       -------     -----------     -----------

                                    EXHIBIT C

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of __________, 2001, between [insert name of assigning Lender] ("Assignor") and [insert name of Assignee] ("Assignee").

                              Preliminary Statement


                  1. This Assignment and Assumption Agreement (this "Agreement") relates to the Term Loan Agreement dated _____________, 2001 (as the same may be amended from time to time, the "Loan Agreement") among ____________ ("Borrower"), the lenders party thereto (each a "Lender" and, collectively, "Lenders") and ________________, as administrative agent for Lenders ("Administrative Agent"). All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

                  2. Subject to the terms and conditions set forth in the Loan Agreement, Assignor has made a Loan Commitment to Borrower in an aggregate principal amount of $____________ ("Assignor's Loan Commitment").

                  3. The aggregate outstanding principal amount of Assignor's Loan made pursuant to Assignor's Loan Commitment at commencement of business on the date hereof is $__________.

                  4. Assignor desires to assign to Assignee all of the rights of Assignor under the Loan Agreement in respect of a portion of its Loan and Loan Commitment thereunder in an amount equal to $__________ (collectively, the "Assigned Loan and Commitment"); and Assignee desires to accept assignment of such rights and assume the corresponding obligations from Assignor on such terms.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                  SECTION 1. Assignment. Assignor hereby assigns and sells to Assignee all of the rights of Assignor under the Loan Agreement in and to the Assigned Loan and Commitment, and Assignee hereby accepts such assignment from Assignor and assumes all of the obligations of Assignor under the Loan Agreement with respect to the Assigned Loan and Commitment. Upon the execution and delivery hereof by Assignor, Assignee, Administrative Agent (and, if applicable, Borrower), and the payment of the amount specified in Section 2 hereof required to be paid on the date hereof, (1) Assignee shall, as of the commencement of business on the date hereof, succeed to the rights and obligations of a Lender under the Loan Agreement with a Loan and a Loan Commitment in amounts equal to the Assigned Loan and Commitment and (2) the Loan and Loan Commitment of Assignor shall, as of the commencement of business on the date hereof, be reduced correspondingly and Assignor released from its obligations under the Loan Agreement to the extent such obligations have been assumed by Assignee. Assignor represents and warrants that it (x) owns the Assigned Loan and Commitment free and clear of all liens and other encumbrances and (y) is legally authorized to enter into and perform this Agreement. Except as provided in the immediately preceding sentence, the assignment provided for herein shall be without representation or warranty by, or recourse to, Assignor.

                  SECTION 2. Payments. As consideration for the assignment and sale contemplated in Section 1 hereof, Assignee shall pay to Assignor on the date hereof in immediately available funds an amount equal to $___________. Except as otherwise agreed by Assignor and Assignee, it is understood that any fees paid to Assignor under the Loan Agreement are for the account of Assignor. Each of Assignor and Assignee hereby agrees that if it receives any amount under the Loan Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                  SECTION 3. Consents; Execution and Delivery of Notes. This Agreement is conditioned upon the consent of Administrative Agent and, provided there exists no Event of Default, of Borrower pursuant to Section 11.05 of the Loan Agreement. The execution of this Agreement by Borrower (if required) and Administrative Agent is evidence of this consent. [Consents not required for certain assignments to entities related to a Lender.] Pursuant to Section 11.05 of the Loan Agreement, Borrower has agreed to execute and deliver Notes payable to the respective orders of Assignee and Assignor to evidence the assignment and assumption provided for herein.

                  SECTION 4. Non-Reliance on Assignor. Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of Borrower or any other party to any Loan Document, or the validity and enforceability of the obligations of Borrower or any other party to a Loan Document in respect of the Loan Agreement or any other Loan Document. Assignee acknowledges that it has, independently and without reliance on Assignor, and based on such documents and information as it has deemed appropriate, made its own analysis of the collateral for the Loans, credit analysis of Borrower and the other parties to the Loan Documents, and decision to enter into this Agreement, and will continue to be responsible for making its own independent appraisal of the collateral, if any, for the Loans and of the business, affairs and financial condition of Borrower and the other parties to the Loan Documents.

                  SECTION 5. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York (without giving effect to New York's principles of conflicts of law).

                  SECTION 6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 7. Certain Representations and Agreements by Assignee. Assignee represents and warrants that it is legally authorized to enter into and perform this Agreement. In addition, Assignee hereby represents that it is entitled to receive any payments to be made to it under the Loan Agreement or hereunder without the withholding of any tax and agrees to furnish the evidence of such exemption as specified therein and otherwise to comply with the provisions of Section 9.13 of the Loan Agreement.

                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.



                                       ----------------------------------------
                                      (as Assignor)


                                      By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                      By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                       ----------------------------------------
                                      (as Assignee)


                                      By
                                        ---------------------------------------
                                        Name:
                                        Title:


                                      By
                                        ---------------------------------------
                                        Name:
                                        Title:

                                      Applicable Lending Office and Address for notices:

                                      -----------------------------------------
                                      -----------------------------------------
                                      -----------------------------------------


                                      Attention:        _______________
                                      Telephone:        _______________
                                      Telecopy:         _______________


                                      -----------------------------------------
                                     (as Administrative Agent)

                                           By
                                             ----------------------------------
                                             Name:
                                             Title:


                                           By
                                             ----------------------------------
                                             Name:
                                             Title:


                                            -----------------------------------
                                           (as Borrower)


                                           By
                                             ----------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT D

                              SOLVENCY CERTIFICATE


                  The person executing this certificate is the _______________ of [BORROWER], a ____________ ("Borrower"), and is familiar with its properties, assets and businesses, and is duly authorized to execute this certificate on behalf of Borrower pursuant to Section 4.01(18) of the Term Loan Agreement dated the date hereof (the "Loan Agreement") among Borrower, the lenders party thereto (each a "Lender" and collectively, "Lenders") and _______________________, as administrative agent for Lenders (in such capacity, together with its successors in such capacity, "Administrative Agent"). In executing this Certificate, such person is acting solely in his or her capacity as the _________ of Borrower, and not in his or her individual capacity. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

                  The undersigned further certifies that he or she has carefully reviewed the Loan Agreement and the other Loan Documents and the contents of this Certificate and, in connection herewith, has made such investigation and inquiries as he or she deems reasonably necessary and prudent therefor. The undersigned further certifies that the financial information and assumptions which underlie and form the basis for the representations made in this Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

                  The undersigned understands that Administrative Agent and Lenders are relying on the truth and accuracy of this Certificate in connection with the transactions contemplated by the Loan Agreement.

                  The undersigned certifies that Borrower is Solvent.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate on ____________, 2001.




                                                     By
                                                       ------------------------
                                                       Name:
                                                       Title:

                                    EXHIBIT E

                          NOTICE-OF-ASSIGNMENT OF LEASE
                           (On Letterhead of Borrower)


                                                     _____________, 2001

[Name and Address of Tenant]

                  Re:   Lease Dated:
                        Mortgagee:   _______________________ (as administrative
                           agent for itself and other lenders)
                        Address of Mortgagee:
                        Mortgage Dated:

Dear Sir/Madam:

                  The undersigned has assigned by a mortgage or deed of trust (the "Mortgage") dated as shown above to the Mortgagee identified above (hereinafter "Mortgagee") all its estate, right, title and interest in, to and under the Lease between you and the undersigned dated as set forth above, as said Lease may have been heretofore modified or amended (the "Lease"), together with all right, title and interest of the undersigned as lessor thereunder, including, without limitation, the right upon the occurrence of an Event of Default (as defined in the Mortgage) to collect and receive all earnings, revenues, rents, issues, profits and income of the property subject to the Mortgage.

                  *Certain provisions of the Mortgage, the text of which are attached hereto, restrict some of the undersigned's rights under the Lease. However, said assignment does not impair or diminish any of our obligations to you under the provisions of the Lease, nor are any such obligations imposed upon Mortgagee or upon the lenders for whom Mortgagee is acting as administrative agent, or their respective successors or assigns.

                  Pursuant to said assignment you are hereby notified that in the event of a demand on you by Mortgagee or its successors and assigns for the payment to it of the rents due under the Lease, you may, and are hereby authorized and directed to, pay said rent to Mortgagee and we hereby agree that the receipt by you of such a demand shall be conclusive evidence of Mortgagee's right to the receipt thereof and that the payment of the rents by you to Mortgagee pursuant to such demand shall constitute performance in full of your obligation under the Lease for the payment of rent to the undersigned.

-----------------------
NOTE:    To be sent in accordance with notice requirements of the Lease.
----

* To be used if property located in New York.

                  Kindly indicate your receipt of this letter and your agreement to the effect set forth below by signing the enclosed copy thereof and mailing it to Mortgagee at its address identified above to the attention of its Real Estate Finance Office.

                                          [BORROWER]


                                          By
                                            ----------------------------------
                                            Name:
                                            Title:


                  The undersigned acknowledges receipt of the original of this letter and agrees for the benefit of Mortgagee that it shall notify Mortgagee of any default on the part of the landlord under the Lease which would entitle the undersigned to cancel the Lease or to abate the rent payable thereunder, and further agrees that, notwithstanding any provision of the Lease, no notice of cancellation thereof shall be effective unless Mortgagee has received the notice aforesaid and has failed within 30 days of the date thereof to cure, or if the default cannot be cured within 30 days has failed to commence and to diligently prosecute the cure, of landlord's default which gave rise to the right to cancel.

                                          [NAME OF TENANT]


                                          By:
                                             ----------------------------------
                                             ------------------------,
                                             its authorized officer

                                   SCHEDULE A

                                  Remedial Work

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE I                  DEFINITIONS AND CONSTRUCTION OF TERMS.........................................1
     Section 1.01          Definitions...................................................................1
     Section 1.02          Accounting Terms.............................................................10
     Section 1.03          Computation of Time Periods..................................................10
     Section 1.04          Rules of Construction........................................................10


ARTICLE II                 THE LOANS....................................................................10
     Section 2.01          The Loans....................................................................10
     Section 2.02          Nature of Lenders' Obligations...............................................10
     Section 2.03          Purpose......................................................................10
     Section 2.04          Procedures for Advances......................................................11
     Section 2.05          Interest.....................................................................11
     Section 2.06          Notes........................................................................13
     Section 2.07          Prepayments..................................................................13
     Section 2.08          Method of Payment............................................................13
     Section 2.09          Application of Payments......................................................14
     Section 2.10          Applicable Interest Rate.....................................................14
     Section 2.11          Late Payment Premium.........................................................14


ARTICLE III                YIELD PROTECTION; ILLEGALITY; ETC............................................15
     Section 3.01          Additional Costs.............................................................15
     Section 3.02          Limitation on Types of Loans.................................................16
     Section 3.03          Illegality...................................................................16
     Section 3.04          Treatment of Affected Loans..................................................17
     Section 3.05          Certain Compensation.........................................................17
     Section 3.06          Capital Adequacy.............................................................17
     Section 3.07          Substitution of Lenders......................................................18
     Section 3.08          "Lender" to Include Participants.............................................19


ARTICLE IV                 CONDITIONS PRECEDENT.........................................................19
     Section 4.01          Conditions Precedent.........................................................19


ARTICLE V                  REPRESENTATIONS AND WARRANTIES...............................................24
     Section 5.01          Due Organization.............................................................24
     Section 5.02          Power and Authority; No Conflicts; Compliance With Laws......................24
     Section 5.03          Legally Enforceable Agreements...............................................24
     Section 5.04          Litigation...................................................................24
     Section 5.05          Good Title to Properties.....................................................25
     Section 5.06          Taxes........................................................................25
     Section 5.07          ERISA........................................................................25
     Section 5.08          No Default on Outstanding Judgments or Orders................................25
     Section 5.09          No Defaults on Other Agreements..............................................26
     Section 5.10          Government Regulation........................................................26
     Section 5.11          Environmental Protection.....................................................26
     Section 5.12          Solvency.....................................................................26
     Section 5.13          Financial Statements.........................................................26
     Section 5.14          Insurance....................................................................26
     Section 5.15          Accuracy of Information; Full Disclosure.....................................27
     Section 5.16          Separate Tax and Zoning Lot..................................................27
     Section 5.17          Zoning and other Laws; Covenants and Restrictions............................27
     Section 5.18          Utilities Available..........................................................27
     Section 5.19          Creation of Liens............................................................27
     Section 5.20          Roads........................................................................27
     Section 5.21          Premises Documents and Leases................................................27

                                      (I)

                                                                                                      Page
                                                                                                      ----
ARTICLE VI                 AFFIRMATIVE COVENANTS........................................................28
     Section 6.01          Maintenance of Existence.....................................................28
     Section 6.02          Maintenance of Records.......................................................28
     Section 6.03          Maintenance of Insurance.....................................................28
     Section 6.04          Compliance with Laws; Payment of Taxes.......................................28
     Section 6.05          Right of Inspection..........................................................28
     Section 6.06          Compliance With Environmental Laws...........................................28
     Section 6.07          Maintenance of Properties....................................................29
     Section 6.08          Payment of Costs.............................................................29
     Section 6.09          Reporting and Miscellaneous Document Requirements............................29
     Section 6.10          Continuing Accuracy of Representations and Warranties........................30
     Section 6.11          Premises Documents; Leases...................................................30
     Section 6.12          Compliance with Covenants, Restrictions and Easements........................30
     Section 6.13          Maintenance, Management, Service and Leasing Contracts.......................30
     Section 6.14          Remedial Work................................................................31


ARTICLE VII                NEGATIVE COVENANTS...........................................................31
     Section 7.01          Mergers Etc..................................................................31
     Section 7.02          Secondary Financing..........................................................31


ARTICLE VIII               EVENTS OF DEFAULT............................................................31
     Section 8.01          Events of Default............................................................31
     Section 8.02          Remedies.....................................................................33


ARTICLE IX                 ADMINISTRATIVE AGENT; RELATIONS AMONG LENDERS................................34
     Section 9.01          Appointment, Powers and Immunities of Administrative Agent...................34
     Section 9.02          Reliance by Administrative Agent.............................................34
     Section 9.03          Defaults.....................................................................35
     Section 9.04          Rights of Administrative Agent as a Lender...................................35
     Section 9.05          Sharing of Costs by Lenders; Indemnification of Administrative Agent.........35
     Section 9.06          Non-Reliance on Administrative Agent and Other Lenders.......................36
     Section 9.07          Failure of Administrative Agent to Act.......................................37
     Section 9.08          Resignation or Removal of Administrative Agent...............................37
     Section 9.09          Amendments Concerning Agency Function........................................37
     Section 9.10          Liability of Administrative Agent............................................37
     Section 9.11          Transfer of Agency Function..................................................38
     Section 9.12          Non-Receipt of Funds by Administrative Agent; Adjustments....................38
     Section 9.13          Withholding Taxes............................................................38
     Section 9.14          Pro Rata Treatment...........................................................39
     Section 9.15          Sharing of Payments Among Lenders............................................39
     Section 9.16          Possession of Documents......................................................39
     Section 9.17          Minimum Commitment by The Dime...............................................39

                                      (ii)

                                                                                                      Page
                                                                                                      ----
ARTICLE X                  NATURE OF OBLIGATIONS........................................................40
     Section 10.01         Absolute and Unconditional Obligations.......................................40
     Section 10.02         Exculpation..................................................................40


ARTICLE XI                 MISCELLANEOUS................................................................41
     Section 11.01         Binding Effect of Request for Advance........................................41
     Section 11.02         Amendments and Waivers.......................................................41
     Section 11.03         Usury........................................................................42
     Section 11.04         Expenses; Indemnification....................................................42
     Section 11.05         Assignment; Participation....................................................43
     Section 11.06         Documentation Satisfactory...................................................45
     Section 11.07         Notices......................................................................45
     Section 11.08         Setoff.......................................................................45
     Section 11.09         Severability.................................................................45
     Section 11.10         Counterparts.................................................................46
     Section 11.11         Integration..................................................................46
     Section 11.12         Governing Law................................................................46
     Section 11.13         Waivers......................................................................46
     Section 11.14         Jurisdiction; Immunities.....................................................46
     Section 11.15         Gross-Up For Taxes...........................................................47
     Section 11.16         Exculpation of Trustees......................................................48
     Section 11.17         Release of Collateral........................................................48

EXHIBIT A - Authorization Letter

EXHIBIT B - Note

EXHIBIT C - Assignment and Assumption Agreement

EXHIBIT D - Solvency Certificate

EXHIBIT E - Notice of Assignment of Lease

SCHEDULE A - Remedial Work

                                     (iii)